UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31,

Date of reporting period:  NOVEMBER 30, 2010


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA CORNERSTONE STRATEGY FUND - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2010


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

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       SEMIANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       NOVEMBER 30, 2010

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FUND OBJECTIVE

ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may at times implement an equity hedging strategy and a global tactical asset allocation strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          54

   Financial Statements                                                       59

   Notes to Financial Statements                                              62

EXPENSE EXAMPLE                                                               83

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"I EXPECT THE ECONOMY TO CONTINUE                  [PHOTO OF DANIEL S. McNAMARA]
ITS SLOW, LOW-GROWTH RECOVERY"

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NOVEMBER 2010

The six-month reporting period was eventful and unquestionably tumultuous. But despite the ups and downs, economic and market conditions improved.

When the period began in June, investors were grappling with a host of worries -- Greece's debt crisis, regulatory changes related to the health care, financial and energy industries, the May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. Concern about the sustainability of the economic recovery also dampened investor sentiment as it became apparent that previous economic growth had been the result of government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, not self-sustaining private sector demand. Job growth also failed to materialize and unemployment remained high. However, inflation was muted, giving the Federal Reserve (the Fed) the latitude to keep short-term rates low in a range between zero and 0.25%.

By summer, some of these uncertainties had been resolved. Congress passed financial and health care legislation. The turmoil in Europe abated as the European Union bailed out Greece, and the stress tests on European banks suggested, perhaps prematurely, that they were stronger than previously believed. Corporate earnings, driven by surprisingly strong revenue growth, were better than expected. The Fed also telegraphed its intention to resume quantitative easing (QE2) in support of the U.S. economy. This suggested that short-term and overnight interest rates would remain low for a prolonged period, perhaps between 12 and 18 months.

The reduced uncertainty sparked a strong, broad-based rally across multiple asset classes, including U.S. and international equities, the emerging markets, fixed income, and precious metals and minerals. The rally continued as the Fed provided the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Meanwhile, the mid-term elections turned out as many had anticipated with the Republicans taking control of the House of

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2  | USAA CORNERSTONE STRATEGY FUND
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Representatives and the Democrats holding their majority in the Senate. It was widely believed that at the end of the day the Bush tax cuts would be extended in a compromise that could include all taxpayers.

Although new geopolitical concerns emerged in November, the markets generally ignored the news and continued to rally. The dollar, which had declined in anticipation of renewed quantitative easing, rebounded in response to questions about Ireland's solvency and tensions between North and South Korea.

On a more positive note, third-quarter U.S. gross domestic product was revised upwards and retailers reported strong November sales in advance of the holiday season, suggesting to some observers that the U.S. economic recovery could be gaining momentum despite persistently high unemployment. However, I expect the economy to continue its slow, low-growth recovery. Furthermore, given that bond yields are near historic lows, I think bond investors anticipate a prolonged period of low interest rates.

Under the circumstances, investors would be well-advised to be mindful of their time horizons and resist the temptation to stretch their risk tolerance in pursuit of higher returns. They should remain disciplined and stick to their investment plans. If you would like to revisit or refine YOUR plan, please call 800-531-8722 and speak to one of USAA's dedicated service representatives. They stand ready to help you -- free of charge.

Rest assured we will continue doing all we can to help you achieve your long-term financial goals. At USAA Investment Management Company, we have some of the finest investment professionals in the industry managing your assets. Thank you once again for the opportunity to serve your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

As interest rates rise, existing bond prices fall.

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company        Credit Suisse Asset Management, LLC

   ARNOLD J. ESPE, CFA                       MIKA TOIKKA
   Bonds and Money Market Instruments        U.S. Equity Securities

   MARK W. JOHNSON, CFA
   DAN DENBOW, CFA                        Quantitative Management Associates LLC
   Precious Metals and Minerals,
   Real Estate Securities                    MARGARET S. STUMPP, Ph.D.
                                             TED LOCKWOOD
   JOHN P. TOOHEY, CFA                       JOHN VAN BELLE, Ph.D.
   WASIF A. LATIF                            International Equity Securities
   U.S. Equity Securities and
   International Equity Securities
                                          Credit Suisse Securities (USA) LLC's
                                          Volaris Volatility Management Group
Batterymarch Financial Management, Inc.
                                             YIRONG LI, CFA
   ADAM J. PETRYK, CFA                       DEFINA MALUKI, CFA
   MICHAEL P. McELROY, CFA                   Option-Based Risk Management
   U.S. and International Equity               Strategy
     Securities

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o  HOW DID THE USAA CORNERSTONE STRATEGY FUND ("THE FUND") PERFORM DURING THE
   REPORTING PERIOD?

   For the six-month period ended November 30, 2010, the Fund had a total return of 9.45%. This compares to returns of 8.61% for the Lipper Global Flexible Portfolio Funds Index and 9.50% for the S&P 500 Index.

   USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund.

   Refer to page 11 for benchmark definitions.

   Past performance is no guarantee of future results.

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4  | USAA CORNERSTONE STRATEGY FUND
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   Credit Suisse Asset Management, LLC (Credit Suisse) serves as a U.S. stock portfolio manager for the Fund, and Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group) is responsible for managing the Fund's hedging strategy. This strategy involves the use of options on stock indices or exchange-traded funds (ETFs) in an effort to reduce the Fund's volatility. This strategy is also referred to as the "equity hedging strategy." Quantitative Management Associates LLC (QMA) manages a portfolio of non-U.S. developed market stocks, and Batterymarch Financial Management, Inc. (Batterymarch) manages a global stock portfolio for the Fund.

o  WHAT FACTORS AFFECTED PERFORMANCE DURING THE PAST YEAR?

   Asset allocation, the equity hedging strategy, and individual manager performance are the Fund's major performance factors.

   Of these, the largest contribution came from manager performance in the fixed income portion of the portfolio. The Fund's fixed income segment generated a return of 10.28% and soundly beat the 4.61% return of the Lipper Investment Grade Intermediate Debt Funds Average. This fixed income strategy made up 38% of the Fund's total portfolio at the end of the reporting period.

   A key source of this outperformance was our position in investment-grade corporate bonds, which benefited from its attractive yield relative to U.S. government issues and the continued strengthening of corporate balance sheets. Our positions in bonds issued by companies in the financial sector performed particularly well.

   The performance of the Fund's fixed income segment was also helped by our large weighting in commercial mortgage-backed securities

   As interest rates rise, existing bond prices fall o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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   (CMBS), which outpaced the broader bond market by a substantial margin.
   Approximately 24% of the fund's fixed income segment is invested in CMBS, well above the average for the Lipper Investment Grade Intermediate Debt
   Funds category.

   Although bond prices have performed well during the past year, our intensive credit research shows that the risk-reward trade-off remains favorable for CMBS and select higher-yielding investment grade corporates. At the same time, we see little value in either U.S. Treasury bonds or residential mortgage-backed securities, and we therefore hold relatively small positions in U.S. Treasuries and minimal positions in residential mortgage-backed securities.

o  HOW DID THE FUND'S ALLOCATION AFFECT PERFORMANCE?

   The Fund's asset allocation strategy was a positive factor in its six-month results. In terms of performance, the most important aspect of this strategy was our overweight to non-U.S. equities, particularly emerging markets, which outperformed the broader world equity markets by a wide margin.

   A modest allocation to precious metals and commodities also was a positive for performance. Precious metals stocks and commodities performed well during the past six months, particularly after it became evident that the Federal Reserve (the Fed) would not be raising interest rates and would likely seek to boost economic growth through its policy of quantitative easing. This policy, which became known as QE2, is designed to spur bank lending by increasing the money supply. As such, it was seen by many investors as potentially raising the risk of inflation -- a positive for commodities and precious metals.

   Past performance is no guarantee of future results.

   Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

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6  | USAA CORNERSTONE STRATEGY FUND
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   Our goal in investing in these asset classes is to augment the Fund's long-term real (or inflation-adjusted) return. Precious metals (gold) stocks are a hedge against central banks engaging in currency wars, and they also act as a hedge against inflation and dollar weakness stemming from extremely aggressive government monetary and fiscal actions. While we do not see inflation as an immediate threat, we believe it represents a longer-term issue that needs to be monitored closely in the months and years ahead.

o  HOW WOULD YOU CHARACTERIZE THE PERFORMANCE OF THE FUND'S UNDERLYING
   MANAGERS?

   The Batterymarch portfolio of global equities outperformed the MSCI
   World Index for the reporting period. QMA's portfolio of international equities also outperformed during the reporting period. Our U.S. equity manager, Credit Suisse, continued to implement the Fund's U.S. stock market allocation using a diversified, quantitative approach. Their stock selection had a neutral impact on performance during the reporting period.

o  WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

   Our equity hedging strategy proved to be a slight drag on the Fund's return. This strategy seeks to limit downside risk, but it can also cap the Fund's exposure to the market's upside when stocks perform as well as they did during the past six months. Still, we believe it is prudent to maintain this strategy in order to hedge the risk of a significant stock market correction.

o  HOW WOULD YOU CHARACTERIZE YOUR OVERALL ALLOCATION?

   Within the U.S. market, we hold a bias to large-cap stocks over small-cap stocks. Larger companies continue to offer stronger balance sheets, a greater exposure to foreign markets, and more

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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   attractive valuations compared to small-cap stocks. While small-cap stocks generally perform well coming out of a recession, we believe their valuation level is now less attractive following a period of extremely strong outperformance.

   In the Fund's overseas allocation, we retained an overweight in emerging markets stocks and a small underweight in the non-U.S. developed markets. The emerging markets feature both better growth prospects and stronger financial health than markets in the industrialized world. Additionally, it is clear from recent events that Europe is not yet out of the woods. European countries with vastly different problems have to share a single monetary policy, which has emerged as a critical issue following the multi-year slowdown in global economic growth. Additionally, the European banking system is more highly leveraged than the U.S. banking system, and it holds significant amounts of the sovereign debt issued by economically-weak and highly-indebted eurozone countries. We would have a larger underweight to the developed markets, but Europe and Japan are more attractive than the United States based on certain valuation measures.

o  WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

   As has been the case throughout the past year, we continue to see a mixed picture as we survey the outlook for the financial markets. Encouragingly, U.S. bank credit has increased for three straight months. The manufacturing sector continues to expand and lead the economic recovery, and corporations' capital spending has picked up speed. However, unemployment remains high, small businesses are struggling, and the weak housing market continues to weigh on the economy. The most significant unknowns are the impact of QE2 and any compromise on fiscal stimulus, particularly taxes. While the Fed's policy has boosted market performance in recent months, its long-term impact on the real economy remains to be seen.

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8  | USAA CORNERSTONE STRATEGY FUND
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   U.S. corporate earnings have remained quite strong, as productivity gains have propelled the profit margins of non-financial stocks toward all-time highs. Going forward, we will be looking for sales growth and increased financial leverage to drive corporate earnings growth.

   Emerging-market growth has rebounded strongly, providing a positive underpinning for the world economy. However, globally accommodative monetary policies are beginning to create inflationary pressures in some emerging markets -- raising the potential that central banks may have to boost interest rates in order to rein in their overheating economies.

   Although this mixed picture could fuel increased market volatility in the months ahead, we believe our disciplined, diversified approach is well-suited to navigating a potentially challenging environment.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

   The USAA Cornerstone Fund is subject to various risks including Real Estate Investment Trusts (REIT) investment risk. Investing in REITs may subject the Fund to many of the same risks associated with direct ownership of real estate.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

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                                               11/30/10             5/31/10
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
Net Assets                                 $2,070.1 Million    $1,924.2 Million
Net Asset Value Per Share                       $22.35              $20.43

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/10
--------------------------------------------------------------------------------
  5/31/10 to 11/30/10*          1 Year          5 Years            10 Years
           9.45%                11.41%           3.41%               4.40%

--------------------------------------------------------------------------------
                                    EXPENSE RATIO**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT 1.45%                      AFTER REIMBURSEMENT 1.42%

             (Includes acquired fund fees and expenses of .14%)

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**EFFECTIVE OCTOBER 1, 2010, AND CONTINUING THROUGH OCTOBER 1, 2011, USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.28% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011. THE INFORMATION IN THE ABOVE FEE TABLE HAS BEEN RESTATED TO REFLECT THE CURRENT EXPENSE REIMBURSEMENT.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA CORNERSTONE STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             USAA CORNERSTONE      LIPPER GLOBAL FLEXIBLE     S&P 500 REINVESTED
              STRATEGY FUND              FUNDS INDEX                 INDEX
11/30/00        $10,000.00              $10,000.00                $10,000.00
12/31/00         10,380.26               10,404.81                 10,048.94
01/31/01         10,563.22               10,539.32                 10,405.47
02/28/01         10,168.83               10,007.84                  9,456.68
03/31/01          9,827.30                9,514.17                  8,857.60
04/30/01         10,311.14                9,999.30                  9,545.92
05/31/01         10,274.55                9,922.81                  9,609.88
06/30/01         10,115.97                9,777.79                  9,375.99
07/31/01         10,140.37                9,639.36                  9,283.69
08/31/01          9,904.55                9,401.31                  8,702.51
09/30/01          9,217.41                8,781.47                  7,999.77
10/31/01          9,306.86                8,988.99                  8,152.31
11/30/01          9,754.11                9,313.74                  8,777.65
12/31/01          9,890.41                9,325.21                  8,854.54
01/31/02          9,729.66                9,264.89                  8,725.33
02/28/02          9,784.65                9,188.89                  8,557.06
03/31/02         10,114.61                9,444.14                  8,878.88
04/30/02          9,979.24                9,316.89                  8,340.57
05/31/02          9,970.78                9,426.48                  8,279.13
06/30/02          9,615.44                9,071.48                  7,689.41
07/31/02          9,069.73                8,534.49                  7,090.14
08/31/02          9,141.65                8,576.95                  7,136.53
09/30/02          8,621.32                8,049.36                  6,360.94
10/31/02          8,938.59                8,388.25                  6,920.80
11/30/02          9,310.86                8,724.87                  7,328.16
12/31/02          9,073.91                8,502.96                  6,897.64
01/31/03          8,820.40                8,368.17                  6,716.95
02/28/03          8,698.02                8,280.62                  6,616.17
03/31/03          8,693.65                8,271.84                  6,680.41
04/30/03          9,244.38                8,752.86                  7,230.67
05/31/03          9,712.06                9,221.23                  7,611.64
06/30/03          9,851.93                9,332.73                  7,708.74
07/31/03          9,926.23                9,405.61                  7,844.65
08/31/03         10,136.03                9,604.17                  7,997.64
09/30/03         10,140.40                9,751.01                  7,912.71
10/31/03         10,608.08               10,124.08                  8,360.34
11/30/03         10,774.18               10,286.48                  8,433.89
12/31/03         11,225.47               10,631.06                  8,876.20
01/31/04         11,366.50               10,871.40                  9,039.13
02/29/04         11,569.24               11,024.25                  9,164.76
03/31/04         11,472.28               11,073.82                  9,026.50
04/30/04         11,273.95               10,754.46                  8,884.80
05/31/04         11,370.91               10,804.18                  9,006.72
06/30/04         11,595.69               10,954.72                  9,181.86
07/31/04         11,256.32               10,675.50                  8,877.97
08/31/04         11,260.73               10,717.41                  8,913.88
09/30/04         11,459.06               10,974.84                  9,010.42
10/31/04         11,626.54               11,176.12                  9,148.08
11/30/04         12,106.94               11,693.56                  9,518.22
12/31/04         12,517.31               12,026.44                  9,842.11
01/31/05         12,306.26               11,812.95                  9,602.21
02/28/05         12,597.03               12,090.18                  9,804.28
03/31/05         12,381.30               11,865.18                  9,630.67
04/30/05         12,193.70               11,740.94                  9,448.02
05/31/05         12,442.27               11,965.94                  9,748.64
06/30/05         12,484.48               12,096.40                  9,762.48
07/31/05         12,850.29               12,384.82                 10,125.53
08/31/05         12,939.40               12,456.01                 10,033.14
09/30/05         13,019.12               12,685.06                 10,114.41
10/31/05         12,733.04               12,442.18                  9,945.79
11/30/05         13,005.05               12,748.90                 10,321.96
12/31/05         13,209.39               13,086.03                 10,325.50
01/31/06         13,561.44               13,616.60                 10,598.95
02/28/06         13,530.83               13,606.49                 10,627.71
03/31/06         13,704.30               13,796.18                 10,760.00
04/30/06         13,954.30               14,086.51                 10,904.48
05/31/06         13,520.62               13,737.96                 10,590.64
06/30/06         13,541.03               13,632.00                 10,604.99
07/31/06         13,653.28               13,644.95                 10,670.41
08/31/06         13,959.41               13,935.74                 10,924.29
09/30/06         14,076.76               14,100.94                 11,205.81
10/31/06         14,444.11               14,418.48                 11,570.97
11/30/06         14,811.46               14,762.95                 11,791.00
12/31/06         15,034.17               14,920.13                 11,956.40
01/31/07         15,220.13               15,056.28                 12,137.22
02/28/07         15,163.78               14,983.19                 11,899.83
03/31/07         15,332.83               15,103.18                 12,032.93
04/30/07         15,732.91               15,471.17                 12,565.93
05/31/07         16,065.38               15,787.14                 13,004.42
06/30/07         15,913.23               15,758.35                 12,788.37
07/31/07         15,637.12               15,683.75                 12,391.87
08/31/07         15,642.75               15,628.90                 12,577.63
09/30/07         16,256.97               16,181.88                 13,048.02
10/31/07         16,707.77               16,554.90                 13,255.57
11/30/07         16,037.20               16,085.16                 12,701.40
12/31/07         15,940.64               15,924.83                 12,613.28
01/31/08         15,158.79               15,362.87                 11,856.72
02/29/08         15,042.49               15,311.52                 11,471.54
03/31/08         14,803.41               15,230.64                 11,422.01
04/30/08         15,281.56               15,712.88                 11,978.30
05/31/08         15,617.56               15,874.22                 12,133.45
06/30/08         14,725.87               15,022.92                 11,110.55
07/31/08         14,402.79               14,720.36                 11,017.16
08/31/08         14,208.95               14,589.47                 11,176.52
09/30/08         12,826.18               13,227.82                 10,180.61
10/31/08         10,661.56               11,142.30                  8,470.80
11/30/08         10,054.17               10,523.82                  7,862.98
12/31/08         10,446.65               10,769.88                  7,946.64
01/31/09          9,758.67               10,169.48                  7,276.85
02/28/09          9,017.25                9,442.13                  6,502.03
03/31/09          9,511.53                9,983.19                  7,071.57
04/30/09         10,379.86               10,731.63                  7,748.39
05/31/09         11,495.33               11,569.57                  8,181.78
06/30/09         11,615.56               11,633.19                  8,198.01
07/31/09         12,310.22               12,389.90                  8,818.08
08/31/09         12,697.63               12,806.55                  9,136.45
09/30/09         13,365.57               13,244.53                  9,477.38
10/31/09         13,385.61               13,049.30                  9,301.32
11/30/09         13,806.41               13,496.16                  9,859.24
12/31/09         14,066.99               13,680.24                 10,049.68
01/31/10         13,881.18               13,414.99                  9,688.16
02/28/10         14,094.52               13,610.02                  9,988.27
03/31/10         14,686.38               14,217.29                 10,591.01
04/30/10         14,824.02               14,378.73                 10,758.22
05/31/10         14,053.23               13,529.87                  9,899.17
06/30/10         13,771.06               13,305.38                  9,380.96
07/31/10         14,445.51               13,925.80                 10,038.22
08/31/10         14,218.40               13,664.45                  9,585.05
09/30/10         15,119.95               14,397.74                 10,440.47
10/31/10         15,505.35               14,878.98                 10,837.72
11/30/10         15,381.48               14,695.22                 10,839.11

                                   [END CHART]

                         Data from 11/30/00 to 11/30/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TOP 3 HOLDINGS BY SECTOR* -- 11/30/2010
(% of Net Assets)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY SECURITIES
   iShares MSCI Emerging Markets Index ETF**                                9.2%
   iShares MSCI EAFE Index ETF**                                            3.1%
   Swiss Re Capital I LP, 6.85%, perpetual                                  0.4%

BONDS
   Allstate Corp.                                                           0.5%
   American Express Co.                                                     0.5%
   TransCanada Pipelines Ltd.                                               0.5%

U.S. EQUITY SECURITIES
   SPDR Trust Series 1                                                      7.2%
   Chevron Corp.                                                            0.8%
   Berkshire Hathaway, Inc. "B"                                             0.7%

OTHER ALTERNATIVE INVESTMENT STRATEGIES
   PIMCO Commodity Real Return Strategy Fund                                0.8%

PRECIOUS METALS AND MINERALS SECURITIES
   Newmont Mining Corp.                                                     0.3%
   Barrick Gold Corp.                                                       0.3%
   Silver Wheaton Corp.                                                     0.2%

GLOBAL REAL ESTATE EQUITY SECURITIES
   ING International Real Estate Fund                                       0.5%
   Simon Property Group, Inc.                                               0.1%
   Equity Residential Properties Trust                                      0.1%

 * Excludes money market instruments.

** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages
15-53.

Foreign and precious metals and minerals investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

12  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                               TOP 10 INDUSTRIES*
                                AS OF 11/30/2010
                               (% of Net Assets)

Commercial Mortgage-Backed Securities                                       8.0%
Property & Casualty Insurance                                               3.9%
Gold                                                                        3.2%
Regional Banks                                                              3.2%
Multi-Line Insurance                                                        2.9%
Diversified Banks                                                           2.9%
Integrated Oil & Gas                                                        2.6%
Multi-Utilities                                                             2.6%
Life & Health Insurance                                                     2.4%
Other Diversified Financial Services                                        2.2%

* Excludes U.S. government and exchange-traded funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o ASSET ALLOCATION -- 11/30/2010* o

                         [PIE CHART OF ASSET ALLOCATION]

BONDS                                                                      32.9%
U.S. EQUITY SECURITIES                                                     30.0%
INTERNATIONAL EQUITY SECURITIES                                            26.7%
PRECIOUS METALS AND MINERALS SECURITIES                                     4.0%
MONEY MARKET INSTRUMENTS*                                                   3.1%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        1.4%
ALTERNATIVE INVESTMENT STRATEGIES                                           0.8%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2010 (unaudited)

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
U.S. EQUITY SECURITIES (30.0%)

COMMON STOCKS (22.0%)

CONSUMER DISCRETIONARY (2.8%)
-----------------------------
ADVERTISING (0.0%)
    3,700   Interpublic Group of Companies, Inc.*                     $      39
    4,581   National Cinemedia, Inc.                                         86
    2,200   Omnicom Group, Inc.                                             100
                                                                      ---------
                                                                            225
                                                                      ---------
APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    2,847   Carter's, Inc.*                                                  90
   17,065   Coach, Inc.(a)                                                  965
    5,308   Jones Group, Inc.                                                72
      400   Polo Ralph Lauren Corp.                                          44
      690   VF Corp.                                                         57
    1,400   Warnaco Group, Inc.*                                             75
                                                                      ---------
                                                                          1,303
                                                                      ---------
APPAREL RETAIL (0.5%)
  120,670   Aeropostale, Inc.*                                            3,262
    2,574   AnnTaylor Stores Corp.*                                          69
    3,300   Gap, Inc.                                                        70
   28,600   Limited Brands, Inc.                                            963
    3,047   Men's Wearhouse, Inc.                                            87
   60,335   Ross Stores, Inc.(a)                                          3,915
    4,817   Stage Stores, Inc.                                               73
   61,026   TJX Companies, Inc.                                           2,783
                                                                      ---------
                                                                         11,222
                                                                      ---------
AUTO PARTS & EQUIPMENT (0.2%)
   35,498   Autoliv, Inc.                                                 2,606
      800   BorgWarner, Inc.*                                                49
    4,184   Dana Holding Corp.*                                              63
    4,900   Johnson Controls, Inc.                                          179
   11,200   Lear Corp.*                                                     983
    1,981   Tenneco, Inc.*                                                   72
                                                                      ---------
                                                                          3,952
                                                                      ---------
AUTOMOBILE MANUFACTURERS (0.0%)
   42,200   Ford Motor Co.*                                                 673
                                                                      ---------
AUTOMOTIVE RETAIL (0.0%)
    9,970   Advance Auto Parts, Inc.(a)                                     658
    2,000   AutoNation, Inc.*                                                52
      200   AutoZone, Inc.*                                                  52
    1,600   CarMax, Inc.*                                                    53
    1,681   Group 1 Automotive, Inc.                                         65
    1,000   O'Reilly Automotive, Inc.*                                       60
    5,067   Pep Boys-Manny, Moe & Jack                                       63
                                                                      ---------
                                                                          1,003
                                                                      ---------
BROADCASTING (0.0%)
    4,800   CBS Corp. "B"                                                    81
    2,000   Discovery Communications, Inc. "A"*                              81
                                                                      ---------
                                                                            162
                                                                      ---------
CABLE & SATELLITE (0.1%)
    1,600   Cablevision Systems Corp. "A"                                    51
   18,900   Comcast Corp. "A"                                               378
   10,400   DIRECTV "A"*                                                    432
    2,000   Liberty Global, Inc. "A"*                                        70
      700   Scripps Networks Interactive "A"                                 36
    2,600   Time Warner Cable, Inc.                                         160
    8,800   Virgin Media, Inc.                                              224
                                                                      ---------
                                                                          1,351
                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
CASINOS & GAMING (0.0%)
    2,400   International Game Technology                             $      37
    2,400   Las Vegas Sands Corp.*                                          120
    7,800   MGM Mirage*                                                      95
    4,226   Pinnacle Entertainment, Inc.*                                    56
      400   Wynn Resorts Ltd.                                                41
                                                                      ---------
                                                                            349
                                                                      ---------
CATALOG RETAIL (0.0%)
    5,100   Liberty Media Corp.-Interactive "A"*                             79
                                                                      ---------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    4,700   Best Buy Co., Inc.                                              201
    3,500   RadioShack Corp.                                                 64
                                                                      ---------
                                                                            265
                                                                      ---------
CONSUMER ELECTRONICS (0.0%)
    3,400   Garmin Ltd.                                                      98
                                                                      ---------
DEPARTMENT STORES (0.0%)
    1,900   J.C. Penney Co., Inc.                                            63
    2,200   Kohl's Corp.*                                                   124
    3,100   Macy's, Inc.                                                     80
    1,400   Nordstrom, Inc.                                                  60
    4,656   Saks, Inc.*                                                      52
    1,200   Sears Holdings Corp.*(b)                                         78
                                                                      ---------
                                                                            457
                                                                      ---------
DISTRIBUTORS (0.0%)
    1,100   Genuine Parts Co.                                                53
                                                                      ---------
EDUCATION SERVICES (0.2%)
    2,111   American Public Education, Inc.*                                 72
   20,800   Career Education Corp.*                                         370
   67,180   DeVry, Inc.                                                   2,885
    1,060   ITT Educational Services, Inc.*                                  62
      300   Strayer Education, Inc.                                          41
                                                                      ---------
                                                                          3,430
                                                                      ---------
FOOTWEAR (0.0%)
    1,256   Deckers Outdoor Corp.*                                           97
    4,329   Iconix Brand Group, Inc.*                                        81
    2,583   NIKE, Inc. "B"                                                  222
                                                                      ---------
                                                                            400
                                                                      ---------
GENERAL MERCHANDISE STORES (0.5%)
   14,300   Big Lots, Inc.*                                                 438
    2,000   Dollar General Corp.*(b)                                         66
      900   Dollar Tree, Inc.*(a)                                            49
  117,529   Family Dollar Stores, Inc.                                    5,900
   59,000   Target Corp.                                                  3,360
                                                                      ---------
                                                                          9,813
                                                                      ---------
HOME IMPROVEMENT RETAIL (0.0%)
   12,000   Home Depot, Inc.                                                363
   10,800   Lowe's Companies, Inc.                                          245
                                                                      ---------
                                                                            608
                                                                      ---------
HOMEBUILDING (0.0%)
      100   NVR, Inc.*                                                       62
                                                                      ---------
HOMEFURNISHING RETAIL (0.0%)
    2,000   Bed Bath & Beyond, Inc.*                                         87
    6,300   Williams-Sonoma, Inc.                                           210
                                                                      ---------
                                                                            297
                                                                      ---------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
    3,200   Carnival Corp.                                                  132
    1,200   Hyatt Hotels Corp. "A"*                                          50
    2,100   Marriott International, Inc. "A"                                 82
    4,000   Royal Caribbean Cruises Ltd.*                                   161
    1,400   Starwood Hotels & Resorts Worldwide, Inc.                        80
    1,300   Wyndham Worldwide Corp.                                          38
                                                                      ---------
                                                                            543
                                                                      ---------
HOUSEHOLD APPLIANCES (0.2%)
    1,182   Stanley Black & Decker, Inc.                                     70
   48,672   Whirlpool Corp.                                               3,553
                                                                      ---------
                                                                          3,623
                                                                      ---------
HOUSEWARES & SPECIALTIES (0.0%)
    1,000   Fortune Brands, Inc.                                             59
    3,100   Newell Rubbermaid, Inc.                                          52
                                                                      ---------
                                                                            111
                                                                      ---------

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
INTERNET RETAIL (0.5%)
   10,000   Amazon.com, Inc.*                                         $   1,754
    5,900   Expedia, Inc.                                                   155
    1,100   Netflix, Inc.*                                                  227
   18,700   Priceline.com, Inc.*                                          7,369
    2,159   Shutterfly, Inc.*                                                71
                                                                      ---------
                                                                          9,576
                                                                      ---------
LEISURE PRODUCTS (0.0%)
    3,580   Brunswick Corp.                                                  57
    1,000   Hasbro, Inc.                                                     48
    3,601   JAKKS Pacific, Inc.*                                             69
    2,500   Mattel, Inc.                                                     65
                                                                      ---------
                                                                            239
                                                                      ---------
MOTORCYCLE MANUFACTURERS (0.0%)
    1,900   Harley-Davidson, Inc.                                            59
                                                                      ---------
MOVIES & ENTERTAINMENT (0.1%)
    3,236   AOL, Inc.*                                                       78
    6,612   Live Nation, Inc.*                                               71
   15,800   News Corp. "A"                                                  216
   45,000   News Corp. "B"                                                  685
    8,000   Time Warner, Inc.                                               236
    4,100   Viacom, Inc. "B"                                                155
   12,750   Walt Disney Co.                                                 466
                                                                      ---------
                                                                          1,907
                                                                      ---------
PUBLISHING (0.2%)
    1,252   John Wiley & Sons, Inc. "A"                                      52
    2,256   McGraw-Hill Companies, Inc.(a)                                   78
   10,700   Scholastic Corp.                                                301
   10,500   Thomson Reuters Corp.(b)                                        382
    1,637   Valassis Communications, Inc.*                                   53
    6,927   Washington Post Co. "B"                                       2,611
                                                                      ---------
                                                                          3,477
                                                                      ---------
RESTAURANTS (0.1%)
    3,869   Bob Evans Farms, Inc.                                           120
    2,995   Cheesecake Factory, Inc.*                                        95
      300   Chipotle Mexican Grill, Inc. "A"*                                78
    1,019   Darden Restaurants, Inc.                                         50
    7,200   McDonald's Corp.(a)                                             564
      374   Panera Bread Co. "A"*                                            38
    5,400   Starbucks Corp.                                                 165
    3,200   Yum! Brands, Inc.                                               160
                                                                      ---------
                                                                          1,270
                                                                      ---------
SPECIALIZED CONSUMER SERVICES (0.1%)
      957   Coinstar, Inc.*                                                  62
   26,634   Sotheby's Holdings, Inc. "A"                                  1,068
                                                                      ---------
                                                                          1,130
                                                                      ---------
SPECIALTY STORES (0.0%)
    8,100   Office Depot, Inc.*                                              35
    3,406   OfficeMax, Inc.*                                                 58
   18,800   PetSmart, Inc.                                                  712
    5,500   Staples, Inc.                                                   121
      800   Tiffany & Co.                                                    50
                                                                      ---------
                                                                            976
                                                                      ---------
TIRES & RUBBER (0.0%)
    4,000   Goodyear Tire & Rubber Co.*                                      38
                                                                      ---------
            Total Consumer Discretionary                                 58,751
                                                                      ---------
CONSUMER STAPLES (1.9%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
   31,041   Archer-Daniels-Midland Co.                                      900
    4,100   Bunge Ltd.                                                      249
                                                                      ---------
                                                                          1,149
                                                                      ---------
BREWERS (0.0%)
    1,000   Molson Coors Brewing Co. "B"                                     48
                                                                      ---------
DISTILLERS & VINTNERS (0.0%)
    2,959   Brown-Forman Corp. "B"                                          194
                                                                      ---------
DRUG RETAIL (0.0%)
    8,800   CVS Caremark Corp.                                              273
    7,700   Walgreen Co.                                                    268
                                                                      ---------
                                                                            541
                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
FOOD DISTRIBUTORS (0.0%)
    2,200   Nash Finch Co.                                            $      81
    4,100   Sysco Corp.                                                     119
    2,228   United Natural Foods, Inc.*                                      84
                                                                      ---------
                                                                            284
                                                                      ---------
FOOD RETAIL (0.0%)
    4,500   Kroger Co.                                                      106
    3,047   Safeway, Inc.                                                    70
    1,200   Whole Foods Market, Inc.*                                        57
                                                                      ---------
                                                                            233
                                                                      ---------
HOUSEHOLD PRODUCTS (0.2%)
    6,976   Central Garden & Pet Co. "A"*                                    65
    1,100   Clorox Co.                                                       68
    3,500   Colgate-Palmolive Co.                                           268
      600   Energizer Holdings, Inc.*                                        42
   50,000   Kimberly-Clark Corp.                                          3,094
   19,200   Procter & Gamble Co.                                          1,173
                                                                      ---------
                                                                          4,710
                                                                      ---------
HYPERMARKETS & SUPER CENTERS (0.1%)
    3,100   Costco Wholesale Corp.                                          209
   36,600   Wal-Mart Stores, Inc.(a)                                      1,980
                                                                      ---------
                                                                          2,189
                                                                      ---------
PACKAGED FOODS & MEAT (0.5%)
    1,400   Campbell Soup Co.                                                47
    4,815   Chiquita Brands International, Inc.*                             54
    3,000   ConAgra Foods, Inc.                                              64
    4,900   General Mills, Inc.(a)                                          173
    2,350   H.J. Heinz Co.(a)                                               113
   35,420   Hershey Co.(b)                                                1,658
      800   J.M. Smucker Co.                                                 51
    1,800   Kellogg Co.                                                      89
   11,100   Kraft Foods, Inc. "A"                                           336
      900   McCormick & Co., Inc.                                            40
    1,470   Mead Johnson Nutrition Co.(a)                                    87
   80,400   Sara Lee Corp.                                                1,206

        1   Tootsie Roll Industries, Inc.                                     -
  357,789   Tyson Foods, Inc. "A"                                         5,664
                                                                      ---------
                                                                          9,582
                                                                      ---------
PERSONAL PRODUCTS (0.3%)
      960   Alberto-Culver Co.                                               36
    3,300   Avon Products, Inc.                                              94
   57,840   Estee Lauder Companies, Inc. "A"                              4,333
   23,137   Herbalife Ltd.                                                1,588
                                                                      ---------
                                                                          6,051
                                                                      ---------
SOFT DRINKS (0.5%)
   74,200   Coca Cola Enterprises, Inc.                                   1,792
   14,200   Coca-Cola Co.                                                   897
  194,500   Dr. Pepper Snapple Group, Inc.                                7,125
      700   Hansen Natural Corp.*                                            37
   11,086   PepsiCo, Inc.                                                   716
                                                                      ---------
                                                                         10,567
                                                                      ---------
TOBACCO (0.2%)
   14,800   Altria Group, Inc.(a)                                           355
    1,200   Lorillard, Inc.(a)                                               96
   59,200   Philip Morris International, Inc.                             3,368
    2,600   Reynolds American, Inc.                                          80
                                                                      ---------
                                                                          3,899
                                                                      ---------
            Total Consumer Staples                                       39,447
                                                                      ---------
ENERGY (2.4%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
      890   Alpha Natural Resources, Inc.*                                   44
   65,000   Arch Coal, Inc.                                               1,898
    1,620   CONSOL Energy, Inc.                                              68
    2,200   Peabody Energy Corp.                                            129
                                                                      ---------
                                                                          2,139
                                                                      ---------
INTEGRATED OIL & GAS (1.7%)
  211,817   Chevron Corp.(a)                                             17,151
   32,760   ConocoPhillips(a)                                             1,971

================================================================================

18  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
  103,852   Exxon Mobil Corp.(a)                                      $   7,224
   56,622   Hess Corp.(b)                                                 3,966
    5,600   Marathon Oil Corp.(a)                                           188
   25,745   Murphy Oil Corp.                                              1,738
   30,100   Occidental Petroleum Corp.                                    2,654
                                                                      ---------
                                                                         34,892
                                                                      ---------
OIL & GAS DRILLING (0.0%)
    1,900   Diamond Offshore Drilling, Inc.                                 123
    2,200   Nabors Industries Ltd.*                                          49
    1,300   Pride International, Inc.*                                       40
                                                                      ---------
                                                                            212
                                                                      ---------
OIL & GAS EQUIPMENT & SERVICES (0.2%)
    3,080   Baker Hughes, Inc.                                              161
    2,493   Bristow Group, Inc.                                             109
    1,900   Cameron International Corp.*                                     91
    2,759   Complete Production Services, Inc.*                              79
    1,191   Dril-Quip, Inc.*                                                 92
      860   FMC Technologies, Inc.*                                          72
    6,400   Halliburton Co.                                                 242
    5,095   Helix Energy Solutions Group, Inc.*                              72
    2,800   National-Oilwell Varco, Inc.(a)                                 172
   25,800   Oceaneering International, Inc.*                              1,783
    8,684   Schlumberger Ltd.                                               672
   20,000   Weatherford International Ltd.*                                 408
                                                                      ---------
                                                                          3,953
                                                                      ---------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    3,100   Anadarko Petroleum Corp.                                        199
    2,600   Apache Corp.                                                    280
    2,187   Berry Petroleum Co. "A"                                          83
    3,782   Brigham Exploration Co.*                                         95
    4,900   Chesapeake Energy Corp.                                         103
      663   Cimarex Energy Co.                                               53
      700   Concho Resources, Inc.*                                          58
    3,072   Denbury Resources, Inc.*                                         56
    3,200   Devon Energy Corp.                                              226
    1,700   EOG Resources, Inc.                                             151
    1,100   EQT Corp.                                                        45
    4,100   EXCO Resources, Inc.                                             76
    3,059   McMoRan Exploration Co.*                                         46
      900   Newfield Exploration Co.*                                        60
    1,200   Noble Energy, Inc.                                               97
    3,221   Northern Oil and Gas, Inc.*                                      74
    2,400   Petrohawk Energy Corp.*                                          43
    1,000   Pioneer Natural Resources Co.                                    80
    1,200   QEP Resources, Inc.                                              42
    1,300   Range Resources Corp.                                            55
    3,317   Rosetta Resources, Inc.*                                        119
    2,500   Southwestern Energy Co.*                                         91
      500   Whiting Petroleum Corp.*                                         55
                                                                      ---------
                                                                          2,187
                                                                      ---------
OIL & GAS REFINING & MARKETING (0.2%)
  189,606   Valero Energy Corp.                                           3,693
    3,847   World Fuel Services Corp.                                       116
                                                                      ---------
                                                                          3,809
                                                                      ---------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
  141,300   El Paso Corp.                                                 1,906
    3,513   Knightsbridge Tankers Ltd.                                       80
    4,500   Spectra Energy Corp.                                            107
    4,600   Williams Companies, Inc.                                        105
                                                                      ---------
                                                                          2,198
                                                                      ---------
            Total Energy                                                 49,390
                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
FINANCIALS (3.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      400   Affiliated Managers Group, Inc.*                          $      35
   11,397   American Capital Ltd.*                                           82
  162,171   Ameriprise Financial, Inc.                                    8,407
   13,286   Apollo Investment Corp.                                         140
    5,400   Ares Capital Corp.                                               89
    9,100   Bank of New York Mellon Corp.                                   245
      300   BlackRock, Inc. "A"                                              49
    2,480   Federated Investors, Inc. "B"                                    59
    8,222   Fifth Street Finance Corp.                                       95
    1,000   Franklin Resources, Inc.                                        114
    3,500   Invesco Ltd. ADR                                                 76
    1,100   Legg Mason, Inc.                                                 36
    1,800   Northern Trust Corp.                                             90
    3,560   State Street Corp.                                              154
    1,900   T. Rowe Price Group, Inc.                                       111
                                                                      ---------
                                                                          9,782
                                                                      ---------
CONSUMER FINANCE (0.4%)
   24,487   American Express Co.                                          1,058
  207,600   Capital One Financial Corp.                                   7,729
    4,200   Discover Financial Services                                      77
    3,828   EZCORP, Inc. "A"*                                                96
    3,800   SLM Corp.*                                                       44
                                                                      ---------
                                                                          9,004
                                                                      ---------
DIVERSIFIED BANKS (0.1%)
    1,200   Comerica, Inc.                                                   44
   13,900   U.S. Bancorp                                                    331
   33,600   Wells Fargo & Co.                                               914
                                                                      ---------
                                                                          1,289
                                                                      ---------
INSURANCE BROKERS (0.1%)
    2,000   Aon Corp.                                                        80
   84,000   Marsh & McLennan Companies, Inc.(b)                           2,107
                                                                      ---------
                                                                          2,187
                                                                      ---------
INVESTMENT BANKING & BROKERAGE (0.0%)
    6,700   Charles Schwab Corp.                                            101
    3,500   Goldman Sachs Group, Inc.(a)                                    546
   10,700   Morgan Stanley                                                  262
                                                                      ---------
                                                                            909
                                                                      ---------
LIFE & HEALTH INSURANCE (0.4%)
  105,458   AFLAC, Inc.                                                   5,431
   11,606   CNO Financial Group, Inc.*                                       68
    2,400   Lincoln National Corp.                                           57
    4,900   MetLife, Inc.                                                   187
    2,300   Principal Financial Group, Inc.                                  63
   13,200   Prudential Financial, Inc.                                      669
   18,500   Torchmark Corp.                                               1,063
    2,400   Unum Group                                                       52
                                                                      ---------
                                                                          7,590
                                                                      ---------
MULTI-LINE INSURANCE (0.1%)
    3,395   American International Group, Inc.*                             140
   58,400   Assurant, Inc.                                                2,060
    3,600   Genworth Financial, Inc. "A"*                                    42
    3,000   Hartford Financial Services Group, Inc.                          67
    2,410   Loews Corp.                                                      90
   27,500   Unitrin, Inc.                                                   650
                                                                      ---------
                                                                          3,049
                                                                      ---------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
   68,300   Bank of America Corp.                                           748
  580,900   Citigroup, Inc.*(a)                                           2,440
  160,551   JPMorgan Chase & Co.                                          6,001
                                                                      ---------
                                                                          9,189
                                                                      ---------
PROPERTY & CASUALTY INSURANCE (1.0%)
    2,500   ACE Ltd.                                                        146
   39,400   Allstate Corp.                                                1,147
    5,240   Assured Guaranty Ltd.                                            89
   19,100   AXIS Capital Holdings Ltd.                                      675
  169,497   Berkshire Hathaway, Inc. "B"*                                13,506

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20  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
   16,700   Chubb Corp.(a)                                            $     952
    1,200   Cincinnati Financial Corp.                                       36
    5,400   Progressive Corp.                                               110
   54,000   Travelers Companies, Inc.                                     2,915
      200   White Mountains Insurance Group Ltd.                             64
                                                                      ---------
                                                                         19,640
                                                                      ---------
REGIONAL BANKS (0.2%)
    4,900   BB&T Corp.                                                      114
    5,150   Cathay General Bancorp                                           70
    3,807   City Holding Co.                                                122
   64,600   East West Bancorp, Inc.                                       1,120
    6,500   Fifth Third Bancorp                                              78
        1   Home BancShares, Inc.                                             -
    9,000   Huntington Bancshares, Inc.                                      53
    4,556   Independent Bank Corp.                                          111
    7,100   KeyCorp                                                          53
   14,400   M&T Bank Corp.                                                1,108
    5,783   MB Financial, Inc.                                               82
   12,573   National Penn Bancshares, Inc.                                   84
    4,818   Pacwest Bancorp                                                  82
    3,800   PNC Financial Services Group, Inc.                              205
    9,625   Regions Financial Corp.                                          52
   16,811   Sterling Bancshares, Inc.                                       100
    3,500   SunTrust Banks, Inc.                                             82
   10,355   Susquehanna Bancshares, Inc.                                     83
    4,934   Texas Capital Bancshares, Inc.*                                  93
    8,168   Umpqua Holdings Corp.                                            86
                                                                      ---------
                                                                          3,778
                                                                      ---------
REINSURANCE (0.1%)
    1,400   Arch Capital Group Ltd.*                                        127
    1,300   Endurance Specialty Holdings Ltd.                                57
    1,800   Everest Re Group Ltd.                                           150
    2,300   PartnerRe Ltd.                                                  178
   12,300   RenaissanceRe Holdings Ltd.                                     742
    2,400   Validus Holdings Ltd.                                            70
                                                                      ---------
                                                                          1,324
                                                                      ---------
SPECIALIZED FINANCE (0.1%)
   30,800   CIT Group, Inc.*                                              1,215
      500   CME Group, Inc.                                                 144
      500   IntercontinentalExchange, Inc.*                                  56
   40,500   Moody's Corp.                                                 1,087
    1,025   MSCI, Inc. "A"*                                                  35
    1,900   NYSE Euronext                                                    52
    3,348   PHH Corp.*                                                       71
                                                                      ---------
                                                                          2,660
                                                                      ---------
THRIFTS & MORTGAGE FINANCE (0.0%)
   11,068   Brookline Bancorp, Inc.                                         109
    4,300   Hudson City Bancorp, Inc.                                        49
    6,275   MGIC Investment Corp.*                                           53
    3,100   New York Community Bancorp, Inc.                                 52
    7,816   Oritani Financial Corp.                                          88
                                                                      ---------
                                                                            351
                                                                      ---------
            Total Financials                                             70,752
                                                                      ---------
HEALTH CARE (3.1%)
------------------
BIOTECHNOLOGY (0.6%)
    2,500   Alexion Pharmaceuticals, Inc.*                                  191
   54,800   Amgen, Inc.*(a)                                               2,887
    4,000   Amylin Pharmaceuticals, Inc.*                                    51
    7,600   Biogen Idec, Inc.*                                              486
    2,900   BioMarin Pharmaceutical, Inc.*                                   79
   13,100   Celgene Corp.*                                                  778
    2,227   Cephalon, Inc.*                                                 141
    3,424   Cepheid*                                                         67
    4,051   Cubist Pharmaceuticals, Inc.*                                    88
    3,800   Dendreon Corp.*                                                 136
    7,600   Genzyme Corp.*                                                  541
  181,600   Gilead Sciences, Inc.*                                        6,628

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
    5,340   Human Genome
            Sciences, Inc.*                                           $     131
    3,751   Incyte Corp.*                                                    55
    7,708   Micromet, Inc.*                                                  56
    2,800   Myriad Genetics, Inc.*                                           60
    2,757   Onyx Pharmaceuticals, Inc.*                                      81
    1,706   Pharmasset, Inc.*                                                74
    1,820   Regeneron Pharmaceuticals, Inc.*                                 53
    4,882   Seattle Genetics, Inc.*                                          74
    2,826   Theravance, Inc.*                                                71
    1,400   United Therapeutics Corp.*                                       88
    5,700   Vertex Pharmaceuticals, Inc.*                                   189
                                                                      ---------
                                                                         13,005
                                                                      ---------
HEALTH CARE DISTRIBUTORS (0.1%)
   44,400   AmerisourceBergen Corp.                                       1,370
    2,700   Cardinal Health, Inc.                                            96
      700   Henry Schein, Inc.*                                              40
    2,000   McKesson Corp.                                                  128
                                                                      ---------
                                                                          1,634
                                                                      ---------
HEALTH CARE EQUIPMENT (0.3%)
    3,649   American Medical Systems Holdings, Inc.*                         65
    4,400   Baxter International, Inc.                                      214
    1,700   Becton, Dickinson and Co.                                       133
   11,489   Boston Scientific Corp.*                                         74
   21,200   C.R. Bard, Inc.                                               1,799
   14,400   Covidien plc                                                    606
    2,667   Cyberonics, Inc.*                                                72
    4,256   DexCom, Inc.*                                                    48
      800   Edwards Lifesciences Corp.*                                      53
   24,838   Hospira, Inc.*                                                1,397
      300   Intuitive Surgical, Inc.*                                        78
    2,820   Masimo Corp.                                                     87
    7,200   Medtronic, Inc.(a)                                              241
    2,813   NuVasive, Inc.*                                                  66
    1,200   ResMed, Inc.*                                                    38
   41,800   St. Jude Medical, Inc.*                                       1,617
    2,300   Stryker Corp.                                                   115
      900   Varian Medical Systems, Inc.*                                    59
    3,318   Volcano Corp.*                                                   88
    1,600   Zimmer Holdings, Inc.*                                           79
                                                                      ---------
                                                                          6,929
                                                                      ---------
HEALTH CARE FACILITIES (0.0%)
    4,634   AmSurg Corp.*                                                    85
    5,505   HealthSouth Corp.*                                               99
    5,123   Kindred Healthcare, Inc.*                                        83
   14,400   Tenet Healthcare Corp.*                                          59
                                                                      ---------
                                                                            326
                                                                      ---------
HEALTH CARE SERVICES (0.1%)
      700   DaVita, Inc.*                                                    51
    4,498   Emergency Medical Services Corp. "A"*                           223
    3,900   Express Scripts, Inc.*                                          203
    2,144   IPC The Hospitalist Co., Inc.*                                   69
      800   Laboratory Corp. of America Holdings*                            66
    1,478   Landauer, Inc.                                                   97
   13,600   Medco Health Solutions, Inc.*(a)                                834
    1,200   Quest Diagnostics, Inc.                                          59
                                                                      ---------
                                                                          1,602
                                                                      ---------
HEALTH CARE SUPPLIES (0.1%)
   29,702   Cooper Companies, Inc.(b)                                     1,589
    3,803   Meridian Bioscience, Inc.                                        84
                                                                      ---------
                                                                          1,673
                                                                      ---------
HEALTH CARE TECHNOLOGY (0.0%)
    1,635   athenahealth, Inc.*                                              67
      600   Cerner Corp.*                                                    53
                                                                      ---------
                                                                            120
                                                                      ---------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
    1,900   Charles River Laboratories International, Inc.*                  62
      900   Illumina, Inc.*                                                  54
    5,200   Life Technologies Corp.*                                        259

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22  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
    4,338   Luminex Corp.*                                            $      73
      300   Mettler Toledo International, Inc.*                              44
    1,000   TECHNE Corp.                                                     60
    3,000   Thermo Fisher Scientific, Inc.*                                 153
      744   Waters Corp.*                                                    57
                                                                      ---------
                                                                            762
                                                                      ---------
MANAGED HEALTH CARE (0.7%)
   45,490   Aetna, Inc.                                                   1,348
   44,275   CIGNA Corp.                                                   1,630
    2,335   HealthSpring, Inc.*                                              63
  116,940   Humana, Inc.*                                                 6,553
  110,634   UnitedHealth Group, Inc.(a)                                   4,040
    3,000   WellPoint, Inc.*                                                167
                                                                      ---------
                                                                         13,801
                                                                      ---------
PHARMACEUTICALS (1.1%)
   17,600   Abbott Laboratories                                             819
    2,200   Allergan, Inc.                                                  146
   13,925   Bristol-Myers Squibb Co.(a)                                     351
  376,600   Eli Lilly and Co.                                            12,676
  158,018   Endo Pharmaceuticals Holdings, Inc.*(b)                       5,690
    2,200   Forest Laboratories, Inc.*                                       70
   18,600   Johnson & Johnson(a)                                          1,145
   22,166   Merck & Co., Inc.(a)                                            764
    8,700   Mylan, Inc.*                                                    170
    4,881   Nektar Therapeutics*                                             62
    2,332   Par Pharmaceutical Companies, Inc.*                              84
   55,565   Pfizer, Inc.(a)                                                 905
    2,014   Salix Pharmaceuticals Ltd.*                                      90
    4,183   ViroPharma, Inc.*                                                65
      800   Watson Pharmaceuticals, Inc.*                                    39
                                                                      ---------
                                                                         23,076
                                                                      ---------
            Total Health Care                                            62,928
                                                                      ---------
INDUSTRIALS (1.5%)
------------------
AEROSPACE & DEFENSE (0.4%)
   61,900   Boeing Co.                                                    3,947
    2,400   General Dynamics Corp.                                          159
      900   Goodrich Corp.                                                   77
    1,860   HEICO Corp.                                                      98
    5,500   Honeywell International, Inc.                                   273
    1,360   ITT Corp.                                                        62
      800   L-3 Communications Holdings, Inc.                                56
    2,200   Lockheed Martin Corp.(a)                                        150
    2,541   Moog, Inc. "A"*                                                  94
   41,300   Northrop Grumman Corp.(a)                                     2,547
    1,000   Precision Castparts Corp.                                       138
    2,700   Raytheon Co.(a)                                                 125
    1,100   Rockwell Collins, Inc.                                           62
    6,200   United Technologies Corp.(a)                                    467
                                                                      ---------
                                                                          8,255
                                                                      ---------
AIR FREIGHT & LOGISTICS (0.1%)
    1,342   Atlas Air Worldwide Holdings, Inc.*                              73
    1,300   C.H. Robinson Worldwide, Inc.                                    96
    1,600   Expeditors International of Washington, Inc.                     85
    2,300   FedEx Corp.                                                     209
    3,770   Forward Air Corp.                                               104
    4,900   United Parcel Service, Inc. "B"                                 344
                                                                      ---------
                                                                            911
                                                                      ---------
AIRLINES (0.0%)
    5,400   Delta Air Lines, Inc.*                                           74
    9,205   JetBlue Airways Corp.*                                           63
    5,800   Southwest Airlines Co.                                           77
    2,615   United Continental Holdings*                                     72
    4,242   US Airways Group, Inc.*                                          47
                                                                      ---------
                                                                            333
                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
BUILDING PRODUCTS (0.0%)
    4,118   Quanex Building Products Corp.                            $      68
    2,624   Universal Forest Products, Inc.                                  86
                                                                      ---------
                                                                            154
                                                                      ---------
COMMERCIAL PRINTING (0.0%)
    3,515   Deluxe Corp.                                                     75
                                                                      ---------
CONSTRUCTION & ENGINEERING (0.0%)
    3,270   EMCOR Group, Inc.*                                               88
    1,489   Fluor Corp.                                                      86
    2,773   Layne Christensen Co.*                                           91
                                                                      ---------
                                                                            265
                                                                      ---------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
      800   AGCO Corp.*                                                      36
    3,339   ArvinMeritor, Inc.*                                              60
      500   Bucyrus International, Inc.                                      45
   26,200   Caterpillar, Inc.                                             2,216
    1,600   Cummins, Inc.                                                   155
    3,100   Deere & Co.                                                     232
      800   Joy Global, Inc.                                                 61
   25,400   Navistar International Corp.*                                 1,300
    2,500   Oshkosh Corp.*                                                   72
    2,600   PACCAR, Inc.                                                    140
    2,800   Toro Co.                                                        163
                                                                      ---------
                                                                          4,480
                                                                      ---------
DIVERSIFIED SUPPORT SERVICES (0.0%)
    3,500   G & K Services, Inc. "A"                                         97
    3,430   McGrath RentCorp                                                 96
    4,298   Mobile Mini, Inc.*                                               78
                                                                      ---------
                                                                            271
                                                                      ---------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    1,810   Acuity Brands, Inc.                                              97
    2,124   American Superconductor Corp.*                                   71
      700   AMETEK, Inc.                                                     41
    2,940   Belden, Inc.                                                     98
    4,800   Cooper Industries                                               262
    5,300   Emerson Electric Co.                                            292
    4,070   GrafTech International Ltd.*                                     80
    1,600   Hubbell, Inc. "B"                                                90
    8,509   Regal-Beloit Corp.                                              519
    1,100   Rockwell Automation, Inc.                                        73
      600   Roper Industries, Inc.                                           43
                                                                      ---------
                                                                          1,666
                                                                      ---------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
    2,400   Republic Services, Inc.                                          68
      500   Stericycle, Inc.*                                                37
    3,512   Tetra Tech, Inc.*                                                81
    3,300   Waste Management, Inc.                                          113
                                                                      ---------
                                                                            299
                                                                      ---------
INDUSTRIAL CONGLOMERATES (0.1%)
    5,200   3M Co.                                                          437
   92,500   General Electric Co.                                          1,464
    7,000   McDermott International, Inc.*                                  128
    2,000   Textron, Inc.                                                    45
    3,700   Tyco International Ltd.                                         140
                                                                      ---------
                                                                          2,214
                                                                      ---------
INDUSTRIAL MACHINERY (0.4%)
    2,270   3D Systems Corp.*                                                64
    3,500   Babcock & Wilcox Co.*                                            85
    4,946   Barnes Group, Inc.                                               95
    2,676   Chart Industries, Inc.*                                          85
    3,800   Danaher Corp.                                                   164
      800   Donaldson Co., Inc.                                              44
    1,400   Dover Corp.                                                      77
   20,000   Eaton Corp.                                                   1,928
    2,283   EnPro Industries, Inc.*                                          84
      400   Flowserve Corp.                                                  42
    3,200   Illinois Tool Works, Inc.                                       152
    9,200   Ingersoll-Rand plc                                              377
    1,282   Middleby Corp.*                                                 103
      800   Pall Corp.                                                       36
    1,200   Parker-Hannifin Corp.                                            96
  116,056   Timken Co.                                                    5,055
                                                                      ---------
                                                                          8,487
                                                                      ---------

================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
OFFICE SERVICES & SUPPLIES (0.1%)
   32,200   Avery Dennison Corp.                                      $   1,208
    4,170   Herman Miller, Inc.                                              90
    1,525   United Stationers, Inc.*                                         97
                                                                      ---------
                                                                          1,395
                                                                      ---------
RAILROADS (0.0%)
    2,800   CSX Corp.                                                       170
    2,700   Norfolk Southern Corp.                                          163
    3,600   Union Pacific Corp.                                             324
                                                                      ---------
                                                                            657
                                                                      ---------
RESEARCH & CONSULTING SERVICES (0.0%)
    1,682   CoStar Group, Inc.*                                              89
    1,000   Equifax, Inc.                                                    35
    3,794   Resources Connection, Inc.                                       63
    3,000   Verisk Analytics, Inc. "A"*                                      91
                                                                      ---------
                                                                            278
                                                                      ---------
SECURITY & ALARM SERVICES (0.0%)
    3,272   Brink's Co.                                                      80
                                                                      ---------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
      900   Fastenal Co.                                                     48
    3,889   Interline Brands, Inc.*                                          80
    3,144   Kaman Corp.                                                      89
      400   W.W. Grainger, Inc.                                              50
                                                                      ---------
                                                                            267
                                                                      ---------
TRUCKING (0.1%)
   21,000   Ryder System, Inc.                                              905
                                                                      ---------
            Total Industrials                                            30,992
                                                                      ---------
INFORMATION TECHNOLOGY (4.2%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
    3,600   Adobe Systems, Inc.*                                            100
    1,775   Autodesk, Inc.*                                                  63
    3,151   Blackbaud, Inc.                                                  80
    1,400   Citrix Systems, Inc.*                                            93
    1,377   Concur Technologies, Inc.*                                       71
      400   FactSet Research Systems, Inc.                                   35
    3,683   Henry Jack & Associates, Inc.                                   101
    2,100   Intuit, Inc.*                                                    94
    6,346   Mentor Graphics Corp.*                                           71
    3,872   Parametric Technology Corp.*                                     83
      800   Salesforce.com, Inc.*                                           111
    2,402   SuccessFactors, Inc.*                                            72
    2,427   Taleo Corp. "A"*                                                 74
    4,059   TIBCO Software, Inc.*                                            80
    5,458   TiVo, Inc.*                                                      45
    1,779   Ultimate Software Group, Inc.*                                   78
                                                                      ---------
                                                                          1,251
                                                                      ---------
COMMUNICATIONS EQUIPMENT (0.2%)
    1,344   Acme Packet, Inc.*                                               66
    2,437   ADTRAN, Inc.                                                     76
    7,302   ARRIS Group, Inc.*                                               73
    2,500   Aruba Networks, Inc.*                                            53
    2,811   Black Box Corp.                                                 101
    2,600   Ciena Corp.*                                                     39
  205,800   Cisco Systems, Inc.*(a)                                       3,943
      600   F5 Networks, Inc.*                                               79
    2,868   Finisar Corp.*                                                   55
    1,000   Harris Corp.                                                     44
    2,417   InterDigital, Inc.*                                              80
    3,500   Juniper Networks, Inc.*                                         119
   18,700   Motorola, Inc.*                                                 143
    2,220   Plantronics, Inc.                                                79
   11,500   QUALCOMM, Inc.                                                  538
    1,441   Riverbed Technology, Inc.*                                       49
                                                                      ---------
                                                                          5,537
                                                                      ---------
COMPUTER HARDWARE (0.9%)
   39,526   Apple, Inc.*(a)                                              12,298
  179,171   Dell, Inc.*(a)                                                2,369
   85,656   Hewlett-Packard Co.(a)                                        3,592
                                                                      ---------
                                                                         18,259
                                                                      ---------
COMPUTER STORAGE & PERIPHERALS (0.1%)
   33,100   EMC Corp.*                                                      711
    5,400   Lexmark International, Inc. "A"*                                196
   12,897   Logitech International S.A.*                                    247

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
    2,600   NetApp, Inc.*                                             $     132
    1,700   SanDisk Corp.*                                                   76
    1,674   Western Digital Corp.*                                           56
                                                                      ---------
                                                                          1,418
                                                                      ---------
DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
    9,200   Alliance Data Systems Corp.*                                    580
    3,500   Automatic Data Processing, Inc.                                 156
    1,100   Computer Sciences Corp.(a)                                       49
    3,357   Euronet Worldwide, Inc.*                                         55
    2,000   Fidelity National Information Services, Inc.                     54
    1,100   Fiserv, Inc.*                                                    61
    4,713   Heartland Payment Systems, Inc.                                  74
      700   MasterCard, Inc. "A"(a)                                         166
    2,400   Paychex, Inc.                                                    68
    2,087   VeriFone Holdings, Inc.*                                         73
    3,000   Visa, Inc. "A"                                                  222
    4,800   Western Union Co.                                                85
                                                                      ---------
                                                                          1,643
                                                                      ---------
ELECTRONIC COMPONENTS (0.1%)
    1,200   Amphenol Corp. "A"                                               60
   11,000   Corning, Inc.                                                   194
   15,300   Dolby Laboratories, Inc. "A"*                                   969
                                                                      ---------
                                                                          1,223
                                                                      ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    2,700   Agilent Technologies, Inc.*                                      95
    1,300   FLIR Systems, Inc.*                                              35
    2,722   MTS Systems Corp.                                               104
                                                                      ---------
                                                                            234
                                                                      ---------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
    4,506   Benchmark Electronics, Inc.*                                     73
    2,216   Plexus Corp.*                                                    60
                                                                      ---------
                                                                            133
                                                                      ---------
HOME ENTERTAINMENT SOFTWARE (0.0%)
    3,600   Activision Blizzard, Inc.                                        42
    2,500   Electronic Arts, Inc.*                                           37
                                                                      ---------
                                                                             79
                                                                      ---------
INTERNET SOFTWARE & SERVICES (0.4%)
    1,500   Akamai Technologies, Inc.*                                       78
   10,435   Art Technology Group, Inc.*                                      62
    1,688   Digital River, Inc.*                                             62
    8,400   eBay, Inc.*                                                     245
        1   Equinix, Inc.*                                                    -
   15,000   Google, Inc. "A"*(a)                                          8,336
    2,475   Rackspace Hosting, Inc.*                                         72
    4,388   ValueClick, Inc.*                                                68
    1,500   VeriSign, Inc.*                                                  52
    1,200   VistaPrint N.V.*                                                 48
   10,400   Yahoo!, Inc.*                                                   164
                                                                      ---------
                                                                          9,187
                                                                      ---------
IT CONSULTING & OTHER SERVICES (0.1%)
   17,600   Accenture plc "A"                                               763
    5,900   Amdocs Ltd.*                                                    153
    1,821   CACI International, Inc. "A"*                                    92
    2,200   Cognizant Technology Solutions Corp. "A"*                       143
    8,500   International Business Machines Corp.(a)                      1,202
    1,200   Teradata Corp.*                                                  49
                                                                      ---------
                                                                          2,402
                                                                      ---------
OFFICE ELECTRONICS (0.0%)
   10,909   Xerox Corp.                                                     125
                                                                      ---------
SEMICONDUCTOR EQUIPMENT (0.1%)
  118,400   Applied Materials, Inc.                                       1,472
    3,051   FEI Co.*                                                         72
    1,200   KLA-Tencor Corp.                                                 44
      900   Lam Research Corp.*                                              41
    1,508   Veeco Instruments, Inc.*                                         66
                                                                      ---------
                                                                          1,695
                                                                      ---------

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26  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
SEMICONDUCTORS (1.1%)
  209,700   Altera Corp.                                              $   7,358
  247,600   Analog Devices, Inc.                                          8,805
   13,400   Atmel Corp.*                                                    139
    3,800   Broadcom Corp. "A"                                              169
    2,362   Cavium Networks, Inc.*                                           87
    3,000   Cree, Inc.*                                                     196
    1,500   First Solar, Inc.*(b)                                           184
  182,100   Intel Corp.                                                   3,846
    1,700   Linear Technology Corp.                                          55
   15,800   Marvell Technology Group Ltd.*                                  305
    2,300   Maxim Integrated Products, Inc.                                  53
    5,200   Microchip Technology, Inc.(b)                                   175
  231,900   Micron Technology, Inc.*                                      1,684
    4,258   Microsemi Corp.*                                                 94
    2,715   NetLogic Microsystems, Inc.*                                     85
    4,500   NVIDIA Corp.*                                                    61
    9,285   RF Micro Devices, Inc.*                                          65
    3,934   Semtech Corp.*                                                   92
    8,400   Texas Instruments, Inc.                                         267
    6,431   TriQuint Semiconductor, Inc.*                                    77
    2,000   Xilinx, Inc.                                                     54
                                                                      ---------
                                                                         23,851
                                                                      ---------
SYSTEMS SOFTWARE (1.0%)
    3,482   Ariba, Inc.*                                                     70
    1,400   BMC Software, Inc.*                                              62
   55,163   CA, Inc.                                                      1,263
    2,047   CommVault Systems, Inc.*                                         60
    2,116   Fortinet, Inc.*                                                  67
    1,200   McAfee, Inc.*                                                    56
  234,609   Microsoft Corp.(a)                                            5,915
    6,700   Novell, Inc.*                                                    40
  360,900   Oracle Corp.(a)                                               9,759
    2,038   Progress Software Corp.*                                         79
    1,500   Red Hat, Inc.*                                                   65
      900   Rovi Corp.*                                                      50
    6,500   Symantec Corp.*                                                 109
   33,700   VMware, Inc. "A"*(b)                                          2,747
                                                                      ---------
                                                                         20,342
                                                                      ---------
TECHNOLOGY DISTRIBUTORS (0.0%)
    9,722   Brightpoint, Inc.*                                               80
    4,121   Insight Enterprises, Inc.*                                       52
    2,685   ScanSource, Inc.*                                                78
                                                                      ---------
                                                                            210
                                                                      ---------
            Total Information Technology                                 87,589
                                                                      ---------
MATERIALS (1.1%)
----------------
ALUMINUM (0.0%)
    7,600   Alcoa, Inc.                                                     100
    2,356   Kaiser Aluminum Corp.                                           110
                                                                      ---------
                                                                            210
                                                                      ---------
COMMODITY CHEMICALS (0.0%)
    1,200   Celanese Corp. "A"                                               44
    2,262   Koppers Holdings, Inc.                                           65
                                                                      ---------
                                                                            109
                                                                      ---------
CONSTRUCTION MATERIALS (0.0%)
    1,200   Martin Marietta Materials, Inc.                                 102
      900   Vulcan Materials Co.                                             36
                                                                      ---------
                                                                            138
                                                                      ---------
DIVERSIFIED CHEMICALS (0.5%)
   37,500   Cabot Corp.                                                   1,342
    8,200   Dow Chemical Co.                                                256
   68,800   E.I.du Pont de Nemours & Co.                                  3,233
    2,019   Eastman Chemical Co.                                            157
      500   FMC Corp.                                                        39
   48,000   PPG Industries, Inc.                                          3,742
    3,985   Solutia, Inc.*                                                   85
                                                                      ---------
                                                                          8,854
                                                                      ---------
DIVERSIFIED METALS & MINING (0.2%)
   23,800   Freeport-McMoRan Copper & Gold, Inc.                          2,412
    5,016   Globe Specialty Metals, Inc.                                     81

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
    1,596   Molycorp, Inc.*                                           $      46
    1,300   Southern Copper Corp.                                            55
      400   Walter Industries, Inc.                                          41
                                                                      ---------
                                                                          2,635
                                                                      ---------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
      596   CF Industries Holdings, Inc.(a)                                  72
    1,200   Intrepid Potash, Inc.*                                           37
    3,800   Monsanto Co.                                                    228
    1,200   Mosaic Co.                                                       81
                                                                      ---------
                                                                            418
                                                                      ---------
FOREST PRODUCTS (0.0%)
    3,909   Weyerhaeuser Co.                                                 65
                                                                      ---------
INDUSTRIAL GASES (0.0%)
    1,500   Air Products & Chemicals, Inc.                                  129
      600   Airgas, Inc.                                                     37
    2,100   Praxair, Inc.                                                   193
                                                                      ---------
                                                                            359
                                                                      ---------
METAL & GLASS CONTAINERS (0.0%)
      700   Ball Corp.                                                       46
    1,200   Crown Holdings, Inc.*                                            37
                                                                      ---------
                                                                             83
                                                                      ---------
PAPER PRODUCTS (0.1%)
    7,700   Domtar Corp.                                                    585
   49,914   International Paper Co.(a)                                    1,246
                                                                      ---------
                                                                          1,831
                                                                      ---------
SPECIALTY CHEMICALS (0.3%)
    3,844   A. Schulman, Inc.                                                78
    1,700   Ecolab, Inc.                                                     81
    4,028   Ferro Corp.*                                                     58
   58,162   Lubrizol Corp.                                                6,081
    5,216   PolyOne Corp.*                                                   65
      700   Sherwin-Williams Co.                                             52
      900   Sigma-Aldrich Corp.                                              57
    2,354   W.R. Grace & Co.*                                                79
                                                                      ---------
                                                                          6,551
                                                                      ---------
STEEL (0.0%)
    3,100   AK Steel Holding Corp.                                           41
      700   Allegheny Technologies, Inc.                                     36
    1,000   Cliffs Natural Resources, Inc.                                   68
    2,400   Nucor Corp.                                                      91
    4,000   United States Steel Corp.                                       195
                                                                      ---------
                                                                            431
                                                                      ---------
            Total Materials                                              21,684
                                                                      ---------
TELECOMMUNICATION SERVICES (0.7%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
  455,007   AT&T, Inc.(a)                                                12,645
    2,205   CenturyLink, Inc.                                                95
    7,508   Frontier Communications Corp.                                    68
   35,900   Qwest Communications International, Inc.                        251
   22,200   Verizon Communications, Inc.                                    711
    2,800   Windstream Corp.                                                 36
                                                                      ---------
                                                                         13,806
                                                                      ---------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    3,000   American Tower Corp. "A"*                                       152
    2,100   Crown Castle International Corp.*                                87
   54,400   MetroPCS Communications, Inc.*                                  661
    1,250   NII Holdings, Inc. "B"*                                          48
    4,740   NTELOS Holdings Corp.                                            81
   81,400   Sprint Nextel Corp.*                                            308
                                                                      ---------
                                                                          1,337
                                                                      ---------
            Total Telecommunication Services                             15,143
                                                                      ---------
UTILITIES (0.9%)
----------------
ELECTRIC UTILITIES (0.1%)
    3,300   American Electric Power Co., Inc.                               118
    9,400   Duke Energy Corp.                                               165
    2,300   Edison International                                             85
    1,400   Entergy Corp.                                                   100
    4,500   Exelon Corp.                                                    177
    2,200   FirstEnergy Corp.                                                77

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28  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
    2,800   NextEra Energy, Inc.                                      $     142
    1,200   Northeast Utilities                                              37
    5,854   Otter Tail Corp.                                                120
    7,623   Portland General Electric Co.                                   161
    3,500   PPL Corp.                                                        89
    2,100   Progress Energy, Inc.                                            92
    5,800   Southern Co.                                                    219
                                                                      ---------
                                                                          1,582
                                                                      ---------
GAS UTILITIES (0.0%)
      600   National Fuel Gas Co.                                            38
      700   ONEOK, Inc.                                                      35
                                                                      ---------
                                                                             73
                                                                      ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
    5,400   AES Corp.*                                                       58
  309,900   Constellation Energy Group, Inc.                              8,789
    1,900   NRG Energy, Inc.*                                                37
                                                                      ---------
                                                                          8,884
                                                                      ---------
MULTI-UTILITIES (0.4%)
    1,700   Ameren Corp.                                                     49
    2,900   CenterPoint Energy, Inc.                                         45
    3,274   CH Energy Group, Inc.                                           153
    2,000   Consolidated Edison, Inc.                                        97
    4,300   Dominion Resources, Inc.                                        179
   91,000   DTE Energy Co.                                                4,054
   46,213   NiSource, Inc.                                                  773
    1,013   NSTAR                                                            42
      800   OGE Energy Corp.                                                 36
    2,300   PG&E Corp.                                                      108
    3,609   Public Service Enterprise Group, Inc.                           111
    1,793   Sempra Energy                                                    90
   26,300   TECO Energy, Inc.(b)                                            440
   20,300   Wisconsin Energy Corp.                                        1,222
    3,400   Xcel Energy, Inc.                                                80
                                                                      ---------
                                                                          7,479
                                                                      ---------
WATER UTILITIES (0.0%)
    3,443   American States Water Co.                                       126
                                                                      ---------
            Total Utilities                                              18,144
                                                                      ---------
            Total Common Stocks (cost: $411,665)                        454,820
                                                                      ---------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
-------------------------------------------------------------------------------
PREFERRED SECURITIES (0.9%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
   80,000   Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(c)                         7,085
                                                                      ---------
FINANCIALS (0.5%)
-----------------
DIVERSIFIED BANKS (0.2%)
    4,000   US Bancorp, 7.19%, perpetual                                  3,085
                                                                      ---------
LIFE & HEALTH INSURANCE (0.1%)
  130,000   Delphi Financial Group, Inc., 7.38%, perpetual                3,043
                                                                      ---------
MULTI-LINE INSURANCE (0.2%)
       70   International Lease
              Finance Corp., 0.61%, perpetual(d)                          4,550
                                                                      ---------
PROPERTY & CASUALTY INSURANCE (0.0%)
   $3,000   Security Capital
              Assurance Ltd., 6.88%, perpetual(d)                             -
                                                                      ---------
REGIONAL BANKS (0.0%)
   10,000   CoBank, ACB, 7.81%, perpetual(c)                                499
                                                                      ---------
            Total Financials                                             11,177
                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES      SECURITY                                                      (000)
-------------------------------------------------------------------------------
GOVERNMENT (0.0%)
-----------------
U.S. GOVERNMENT (0.0%)
  140,000   Fannie Mae, 8.25%, perpetual*                             $      83
   80,000   Freddie Mac, 8.38%, perpetual*                                   43
                                                                      ---------
            Total Government                                                126
                                                                      ---------
            Total Preferred Securities (cost: $26,556)                   18,388
                                                                      ---------
WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
       90   GreenHunter Energy, Inc.,
              acquired 07/15/2008; cost: $0*(b),(d),(e)                       -
                                                                      ---------
INVESTMENT COMPANIES (7.1%)
1,251,030   SPDR Trust Series 1 (cost: $135,850)                        148,222
                                                                      ---------
            Total U.S. Equity Securities (cost: $574,071)               621,430
                                                                      ---------
INTERNATIONAL EQUITY SECURITIES (26.7%)

COMMON STOCKS (13.3%)

CONSUMER DISCRETIONARY (1.4%)
-----------------------------
ADVERTISING (0.0%)
    1,358   JC Decaux S.A.*                                                  34
                                                                      ---------
APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
    6,100   Adidas-Salomon AG                                               383
  103,333   Burberry Group plc                                            1,601
    1,913   Christian Dior SA(b)                                            265
    1,045   Compagnie Financiere Richemont S.A.                              56
   11,515   LVMH Moet Hennessy-Louis Vuitton S.A.(b)                      1,747
    7,318   Swatch Group Ltd.                                               530
                                                                      ---------
                                                                          4,582
                                                                      ---------
APPAREL RETAIL (0.0%)
    7,108   Industria de Diseno Textil S.A.                                 536
                                                                      ---------
AUTO PARTS & EQUIPMENT (0.2%)
   11,800   Aisin Seiki Co. Ltd.                                            383
   18,100   Denso Corp.                                                     591
    5,758   Hyundai Mobis Co. Ltd.                                        1,366
   21,000   NHK Spring Co.                                                  211
    6,800   NOK Corp.                                                       128
   13,100   Toyota Industries Corp.                                         386
                                                                      ---------
                                                                          3,065
                                                                      ---------
AUTOMOBILE MANUFACTURERS (0.4%)
   18,415   Bayerische Motoren Werke AG                                   1,385
    6,000   Daihatsu Motor Co., Ltd.                                         84
   43,854   Daimler AG*                                                   2,839
   26,000   Fuji Heavy Industries Ltd.                                      193
   11,500   Honda Motor Co. Ltd.                                            413
  106,000   Isuzu Motors Ltd.                                               472
   35,230   KIA Motors Corp.                                              1,487
    6,794   Peugeot S.A. ADR*                                               253
   13,844   Renault S.A.*                                                   726
    8,100   Suzuki Motor Corp.                                              196
   17,200   Toyota Motor Corp.                                              662
      406   Volkswagen AG                                                    55
                                                                      ---------
                                                                          8,765
                                                                      ---------
BROADCASTING (0.0%)
    8,610   Mediaset S.p.A.                                                  48
                                                                      ---------
CASINOS & GAMING (0.1%)
  696,000   Genting International plc*                                    1,049
  196,800   Wynn Macau Ltd.                                                 396
                                                                      ---------
                                                                          1,445
                                                                      ---------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    1,170   Yamada Denki Co. Ltd.                                            74
                                                                      ---------

================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
DEPARTMENT STORES (0.1%)
     32,387   Next plc                                               $    1,013
      2,764   PPR                                                           439
                                                                     ----------
                                                                          1,452
                                                                     ----------
HOME IMPROVEMENT RETAIL (0.0%)
    150,988   Kingfisher plc                                                552
                                                                     ----------
HOMEBUILDING (0.0%)
     58,000   Sekisui House Ltd.                                            551
                                                                     ----------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
     35,182   Intercontinental Hotels Group plc                             624
      5,230   Orient-Express Hotels Ltd. "A"*                                60
      8,735   Tui AG*                                                        92
                                                                     ----------
                                                                            776
                                                                     ----------
HOUSEHOLD APPLIANCES (0.0%)
      2,500   Rinnai Corp.                                                  145
                                                                     ----------
INTERNET RETAIL (0.0%)
     17,900   Dena Co. Ltd.                                                 523
                                                                     ----------
LEISURE PRODUCTS (0.0%)
     26,800   Sega Sammy Holdings, Inc.                                     451
                                                                     ----------
MOVIES & ENTERTAINMENT (0.1%)
     52,811   Vivendi S.A.                                                1,288
                                                                     ----------
PUBLISHING (0.1%)
    255,357   Fairfax Media Ltd.                                            336
    143,749   Reed Elsevier N.V.                                          1,681
                                                                     ----------
                                                                          2,017
                                                                     ----------
SPECIALIZED CONSUMER SERVICES (0.0%)
      2,151   Steiner Leisure Ltd.*                                          86
                                                                     ----------
TEXTILES (0.0%)
      2,000   Nisshinbo Industries, Inc.                                     21
                                                                     ----------
TIRES & RUBBER (0.2%)
    187,900   Bridgestone Corp.                                           3,462
                                                                     ----------
              Total Consumer Discretionary                               29,873
                                                                     ----------
CONSUMER STAPLES (1.3%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
     16,987   Nutreco Holding N.V.                                        1,193
                                                                     ----------
BREWERS (0.1%)
      9,365   Carlsberg A/S                                                 884
      1,446   Heineken Holding N.V.                                          58
      4,042   Heineken N.V.                                                 187
      4,603   InBev N.V.                                                    251
                                                                     ----------
                                                                          1,380
                                                                     ----------
DISTILLERS & VINTNERS (0.1%)
     77,805   Diageo plc                                                  1,384
                                                                     ----------
FOOD DISTRIBUTORS (0.0%)
      1,200   Itochu Shokuhin Co. Ltd.                                       38
                                                                     ----------
FOOD RETAIL (0.3%)
     46,100   Alimentation Couche-Tard, Inc.                              1,160
     17,268   Casino Guichard-Perrachon S.A.                              1,520
     40,268   Jeronimo Martins SGPS S.A.                                    570
     28,003   Kesko Oyj "B"                                               1,285
     44,375   Koninklijke Ahold N.V.                                        536
     37,794   Tesco plc                                                     244
     16,033   Woolworths Ltd.                                               412
                                                                     ----------
                                                                          5,727
                                                                     ----------
HOUSEHOLD PRODUCTS (0.0%)
      3,080   Henkel AG & Co.                                               156
     10,588   Reckitt Benckiser Group plc                                   560
      3,300   Unicharm Corp.                                                129
                                                                     ----------
                                                                            845
                                                                     ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
     30,000   Aeon Co. Ltd.                                                 366
     34,753   Carrefour S.A.                                              1,572
     15,665   Metro AG                                                    1,124
      2,805   Wesfarmers Ltd.                                                85
                                                                     ----------
                                                                          3,147
                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
PACKAGED FOODS & MEAT (0.4%)
  1,546,000   Charoen Pokphand Foods Public Co. Ltd.(d)              $    1,279
     88,070   Goodman Fielder Ltd.                                          116
  1,380,640   Marine Harvest ASA                                          1,283
     39,789   Nestle S.A.                                                 2,163
    336,000   Tingyi Holding Corp.                                          829
     31,920   Unilever N.V.                                                 900
     42,413   Unilever plc                                                1,172
                                                                     ----------
                                                                          7,742
                                                                     ----------
PERSONAL PRODUCTS (0.0%)
     16,200   Kao Corp.                                                     407
      1,939   L'Oreal S.A.                                                  206
                                                                     ----------
                                                                            613
                                                                     ----------
SOFT DRINKS (0.0%)
      6,900   Coca Cola West Holdings Co.                                   115
     47,911   Coca-Cola Amatil Ltd.                                         512
                                                                     ----------
                                                                            627
                                                                     ----------
TOBACCO (0.2%)
     42,236   British America Tobacco plc                                 1,531
     90,231   Imperial Tobacco Group plc                                  2,647
                                                                     ----------
                                                                          4,178
                                                                     ----------
              Total Consumer Staples                                     26,874
                                                                     ----------
ENERGY (1.2%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
    161,500   China Shenhua Energy Co. Ltd. "H"                             682
                                                                     ----------
INTEGRATED OIL & GAS (0.9%)
     11,403   BG Group plc                                                  206
    625,532   BP plc(f)                                                   4,144
     31,211   ENI S.p.A.                                                    628
     69,478   Repsol YPF S.A.                                             1,676
     52,670   Royal Dutch Shell plc "A"(f)                                1,586
     93,058   Royal Dutch Shell plc "A"                                   2,802
     47,346   Royal Dutch Shell plc "B"(f)                                1,405
     68,182   Statoil ASA                                                 1,351
     72,058   Total S.A.(f)                                               3,490
                                                                     ----------
                                                                         17,288
                                                                     ----------
OIL & GAS DRILLING (0.0%)
     10,038   Seadrill Ltd.                                                 307
                                                                     ----------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     41,700   Pacific Rubiales Energy Corp.                               1,300
                                                                     ----------
OIL & GAS REFINING & MARKETING (0.2%)
     47,132   Caltex Australia                                              594
      4,900   Idemitsu Kosan Co. Ltd.                                       456
    245,900   JX Holdings, Inc.                                           1,522
     71,273   Polski Koncern Naftowy Orlen S.A.*                            993
      6,200   Showa Shell Sekiyu K.K.                                        51
    101,000   TonenGeneral Sekiyu K.K.                                      996
                                                                     ----------
                                                                          4,612
                                                                     ----------
              Total Energy                                               24,189
                                                                     ----------
FINANCIALS (2.7%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    206,154   3i Group plc                                                  957
      7,597   Julius Baer Holding AG "B"*                                   112
                                                                     ----------
                                                                          1,069
                                                                     ----------
DIVERSIFIED BANKS (1.5%)
  2,659,000   Agricultural Bank of China Ltd.*                            1,387
     93,528   Australia and New Zealand Banking Group Ltd.                2,031
     65,648   Banco Bilbao Vizcaya Argentaria S.A.                          603
     28,800   Banco do Brasil S.A.                                          553
     75,374   Banco Santander S.A.(f)                                       714
    308,800   Bangkok Bank Public Co. Ltd. NVDR                           1,471
  2,076,000   Bank of China Ltd. "H"                                      1,107

================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
     31,700   Bank of Nova Scotia                                    $    1,643
    243,479   Barclays plc                                                  970
     44,654   BNP Paribas S.A.                                            2,643
     74,000   Chuo Mitsui Trust Holdings, Inc.                              261
     21,839   Commerzbank AG*(b)                                            159
      7,154   Commonwealth Bank of Australia                                331
     19,919   DnB NOR ASA                                                   244
    242,796   HSBC Holdings plc(f)                                        2,448
     18,890   KBC Groep N.V.*                                               663
  1,444,820   Lloyds TSB Group plc*                                       1,358
    588,600   Mitsubishi UFJ Financial Group, Inc.                        2,785
    624,000   Mizuho Trust & Banking Co., Ltd.                              992
     11,254   National Australia Bank Ltd.                                  253
     14,600   National Bank of Canada(b)                                    965
    182,120   Natixis*                                                      802
     55,574   Nordea Bank AB                                                553
     71,646   Skandinaviska Enskilda Banken "A"                             519
     15,030   Societe Generale                                              696
     49,420   Standard Chartered plc                                      1,331
     47,800   Sumitomo Mitsui Financial Group, Inc.                       1,467
     14,366   Swedbank AB "A"*                                              182
     18,800   Toronto-Dominion Bank                                       1,368
     10,242   Westpac Banking Corp.                                         210
                                                                     ----------
                                                                         30,709
                                                                     ----------
DIVERSIFIED CAPITAL MARKETS (0.1%)
     11,307   Credit Suisse Group                                           417
     12,625   Deutsche Bank AG                                              600
    151,485   Investec plc                                                1,170
     61,280   UBS AG*                                                       918
                                                                     ----------
                                                                          3,105
                                                                     ----------
INVESTMENT BANKING & BROKERAGE (0.0%)
      2,600   Lazard Ltd. "A"                                                93
                                                                     ----------
LIFE & HEALTH INSURANCE (0.2%)
  1,541,915   Legal & General Group plc                                   2,192
     70,438   Prudential plc                                                623
    126,939   Resolution Ltd.                                               417
      5,519   Swiss Life Holding                                            614
                                                                     ----------
                                                                          3,846
                                                                     ----------
MULTI-LINE INSURANCE (0.2%)
     10,772   Allianz Holding AG                                          1,182
    106,157   Aviva plc                                                     585
     69,188   Royal & Sun Alliance Insurance Group                          129
     10,103   Sampo OYJ "A"                                                 247
     26,246   Vienna Insurance Group                                      1,220
      3,345   Zurich Financial Services AG                                  744
                                                                     ----------
                                                                          4,107
                                                                     ----------
MULTI-SECTOR HOLDINGS (0.0%)
     51,458   Criteria Caixacorp S.A.                                       253
      2,800   Eurazeo                                                       190
                                                                     ----------
                                                                            443
                                                                     ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
    486,250   FirstRand Ltd.                                              1,374
    121,606   ING Groep N.V.*                                             1,074
      4,590   OKO Bank plc "A"                                               52
                                                                     ----------
                                                                          2,500
                                                                     ----------
PROPERTY & CASUALTY INSURANCE (0.1%)
      1,400   Allied World Assurance Co. Holdings Ltd.                       82
      2,755   Argo Group International Holdings Ltd.                        102
      2,500   Aspen Insurance Holdings Ltd.                                  72
    826,000   PICC Property and Casualty Co. Ltd "H"*                     1,236
      2,800   XL Group plc                                                   55
                                                                     ----------
                                                                          1,547
                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT (0.1%)
     25,000   Cheung Kong Holdings Ltd.                              $      369
    730,000   China Overseas Land & Investment Ltd.                       1,401
                                                                     ----------
                                                                          1,770
                                                                     ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
    131,762   Immofinanz AG*                                                468
                                                                     ----------
REGIONAL BANKS (0.2%)
    214,139   Bendigo Bank Ltd.                                           2,028
      5,000   Chiba Bank Ltd.                                                29
      9,000   Gunma Bank Ltd.                                                45
    168,000   Nishi Nippon City Bank Ltd.                                   464
     19,100   Popular, Inc.*                                                 55
    103,900   Resona Holdings, Inc.(b)                                      634
     11,800   Sapporo Hokuyo Holdings, Inc.                                  49
    120,000   Shinsei Bank Ltd.*(b)                                         105
     15,000   Yamaguchi Financial Group, Inc.                               134
                                                                     ----------
                                                                          3,543
                                                                     ----------
REINSURANCE (0.1%)
      8,355   Flagstone Reinsurance Holdings S.A.                            96
     40,486   Hannover Rueckversicherungs                                 1,887
      5,733   Montpelier Re Holdings Ltd.                                   113
      3,878   Muenchener Rueckversicherungs-Gesellschaft AG                 538
                                                                     ----------
                                                                          2,634
                                                                     ----------
              Total Financials                                           55,834
                                                                     ----------
HEALTH CARE (0.8%)
------------------
HEALTH CARE DISTRIBUTORS (0.0%)
     11,300   Mediceo Paltac Holdings                                       122
                                                                     ----------
HEALTH CARE EQUIPMENT (0.0%)
     84,238   Smith & Nephew plc                                            763
                                                                     ----------
HEALTH CARE SUPPLIES (0.0%)
      2,657   Coloplast A/S "B"                                             354
                                                                     ----------
PHARMACEUTICALS (0.8%)
     77,779   AstraZeneca plc                                             3,624
      1,809   Bayer AG                                                      131
     95,314   GlaxoSmithKline plc                                         1,797
     26,405   Merck KGaA                                                  2,061
     38,464   Novartis AG                                                 2,041
      9,973   Novo Nordisk A/S                                              986
     26,275   Orion Oyj "B"                                                 533
     12,938   Roche Holdings AG                                           1,776
     41,525   Sanofi-Aventis S.A.                                         2,511
     11,162   Teva Pharmaceutical Industries Ltd.                           569
      2,500   Warner Chilcott plc "A"                                        48
                                                                     ----------
                                                                         16,077
                                                                     ----------
              Total Health Care                                          17,316
                                                                     ----------
INDUSTRIALS (1.9%)
------------------
AEROSPACE & DEFENSE (0.1%)
    110,375   BAE Systems plc(f)                                            567
      6,802   European Aeronautic Defense and Space Co. N.V.*               152
     23,873   Safran S.A.                                                   748
                                                                     ----------
                                                                          1,467
                                                                     ----------
AIR FREIGHT & LOGISTICS (0.1%)
     71,749   Deutsche Post AG                                            1,150
        930   Panalpina World Transport Holding Ltd.*                       107
      2,700   UTi Worldwide, Inc.                                            52
                                                                     ----------
                                                                          1,309
                                                                     ----------
AIRLINES (0.1%)
  1,094,000   Air China Ltd. "H"*                                         1,417
     71,000   Cathay Pacific Airways                                        207
        800   Copa Holdings S.A. "A"                                         44
      6,446   Deutsche Lufthansa AG*                                        137
    146,653   Qantas Airways Ltd.*                                          370
     47,000   Singapore Airlines Ltd.                                       549
                                                                     ----------
                                                                          2,724
                                                                     ----------

================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
BUILDING PRODUCTS (0.0%)
      2,480   Compagnie De Saint Gobain                              $      111
                                                                     ----------
CONSTRUCTION & ENGINEERING (0.1%)
     54,305   Balfour Beatty plc                                            231
        786   Bouygues S.A.                                                  32
      8,990   Daelim Industrial Co. Ltd.                                    841
      7,000   Shimizu Corp.                                                  28
                                                                     ----------
                                                                          1,132
                                                                     ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
      8,800   Komatsu Ltd.                                                  244
      4,316   MAN SE                                                        507
     10,533   Scania AB                                                     215
     41,000   SembCorp Marine Ltd.                                          151
     41,500   Tata Motors Ltd. ADR(b)                                     1,358
    115,429   Volvo AB "B"*                                               1,676
    240,000   Weichai Power Co. Ltd. "H"                                  1,669
    281,000   Yangzijiang Shipbuilding Holdings Ltd.                        383
                                                                     ----------
                                                                          6,203
                                                                     ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     34,000   Fuji Electric Holdings Co. Ltd.                                91
      5,000   GS Yuasa Corp.                                                 34
      6,595   Schneider Electric S.A.                                       926
    125,300   Sumitomo Electric Industries Ltd.                           1,639
                                                                     ----------
                                                                          2,690
                                                                     ----------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
    108,000   Mitsubishi Electric Corp.                                   1,070
                                                                     ----------
HIGHWAYS & RAILTRACKS (0.0%)
     16,869   Transurban Group                                               84
                                                                     ----------
INDUSTRIAL CONGLOMERATES (0.2%)
     21,686   DCC plc                                                       566
     35,000   Fraser & Neave Ltd.                                           159
    131,354   Koc Holding A.S.                                              617
     31,000   SembCorp Industries                                           113
     29,688   Siemens AG                                                  3,248
     12,502   Wendel                                                        966
                                                                     ----------
                                                                          5,669
                                                                     ----------
INDUSTRIAL MACHINERY (0.3%)
      5,502   Alfa Laval AB                                                  97
     98,452   Atlas Copco AB                                              2,174
      7,000   FANUC Ltd.                                                  1,003
     31,000   Ishikawajima-Harima Heavy Industries Co. Ltd.                  64
    114,800   JTEKT Corp.                                                 1,272
      6,473   Kone Oyj "B"                                                  338
     17,250   Metso Corp.                                                   886
     40,000   NSK Ltd.                                                      337
      6,356   SKF AB "B"                                                    169
      2,200   SMC Corp.                                                     350
      3,317   Sulzer AG                                                     431
                                                                     ----------
                                                                          7,121
                                                                     ----------
MARINE (0.1%)
    201,000   Kawasaki Kisen Kaish Ltd.                                     838
        566   Kuehne & Nagel International AG                                73
     26,000   Mitsui O.S.K. Lines Ltd.                                      179
     23,000   Nippon Yusen Kabushiki Kaisha                                 100
     61,000   Orient Overseas International Ltd.                            592
      1,100   Teekay Corp.                                                   35
                                                                     ----------
                                                                          1,817
                                                                     ----------
RAILROADS (0.0%)
         69   Central Japan Railway Co.                                     533
         34   West Japan Railway Co.                                        119
                                                                     ----------
                                                                            652
                                                                     ----------
RESEARCH & CONSULTING SERVICES (0.0%)
      7,030   Bureau Veritas S.A.                                           512
     18,759   ITE Group plc                                                  55
                                                                     ----------
                                                                            567
                                                                     ----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
    119,600   Itochu Corp.                                                1,109
     77,000   Marubeni Corp.                                                500
     26,000   Mitsubishi Corp.                                              657
    110,000   Mitsui & Co. Ltd.                                           1,718

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
     54,900   Sumitomo Corp.                                         $      716
     92,500   Toyota Tsusho Corp.                                         1,502
                                                                     ----------
                                                                          6,202
                                                                     ----------
TRUCKING (0.1%)
    213,858   FirstGroup plc                                              1,203
                                                                     ----------
              Total Industrials                                          40,021
                                                                     ----------
INFORMATION TECHNOLOGY (0.7%)
-----------------------------
APPLICATION SOFTWARE (0.0%)
     13,647   SAP AG                                                        637
                                                                     ----------
COMMUNICATIONS EQUIPMENT (0.2%)
     14,987   Nokia Oyj                                                     139
     60,800   Research In Motion Ltd.*                                    3,746
                                                                     ----------
                                                                          3,885
                                                                     ----------
COMPUTER STORAGE & PERIPHERALS (0.0%)
     15,100   Seagate Technology plc*                                       202
                                                                     ----------
ELECTRONIC COMPONENTS (0.1%)
      4,200   Hamamatsu Photonics                                           138
     10,600   Kyocera Corp.                                               1,082
      4,000   Murata Manufacturing Co., Ltd.                                244
                                                                     ----------
                                                                          1,464
                                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      6,000   FUJIFILM Holdings Corp.                                       202
    484,000   Hitachi Ltd.                                                2,290
                                                                     ----------
                                                                          2,492
                                                                     ----------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
     77,112   Hon Hai Precision Industry Co. Ltd.                           551
                                                                     ----------
INTERNET SOFTWARE & SERVICES (0.0%)
        161   Yahoo Japan Corp.                                              58
                                                                     ----------
IT CONSULTING & OTHER SERVICES (0.0%)
      5,195   Cap Gemini S.A.                                               219
        280   OBIC Co., Ltd.                                                 51
                                                                     ----------
                                                                            270
                                                                     ----------
OFFICE ELECTRONICS (0.0%)
        641   Neopost S.A.                                                   56
                                                                     ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
     20,000   ASM Pacific Technology Ltd.                                   190
     24,075   ASML Holding N.V.                                             779
     13,000   Tokyo Electron Ltd.                                           815
                                                                     ----------
                                                                          1,784
                                                                     ----------
SEMICONDUCTORS (0.2%)
    158,019   Infineon Technologies AG                                    1,404
     24,729   STMicroelectronics N.V.                                       222
    153,100   Taiwan Semiconductor Manufacturing Co. Ltd. ADR             1,646
                                                                     ----------
                                                                          3,272
                                                                     ----------
              Total Information Technology                               14,671
                                                                     ----------
MATERIALS (1.5%)
----------------
COMMODITY CHEMICALS (0.2%)
     68,000   Asahi Kasei Corp.                                             405
      2,796   Honam Petrochemical Corp.                                     587
     10,062   Hyosung Chemical, Inc.                                        924
     48,500   Kuraray Co.                                                   669
      4,016   LG Chem Ltd.                                                1,344
                                                                     ----------
                                                                          3,929
                                                                     ----------
CONSTRUCTION MATERIALS (0.0%)
      1,254   RHI AG*                                                        43
                                                                     ----------
DIVERSIFIED CHEMICALS (0.2%)
      5,680   AkzoNobel N.V.                                                305
     54,443   BASF SE                                                     4,064
     94,000   Mitsubishi Chemical Holdings Corp.                            540
     17,000   Mitsubishi Gas Chemical Co., Inc.                             104
                                                                     ----------
                                                                          5,013
                                                                     ----------
DIVERSIFIED METALS & MINING (0.7%)
      9,003   Anglo American Capital plc                                    395
     28,661   BHP Billiton Ltd.(f)                                        1,174
      7,152   BHP Billiton plc                                              254

================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
    753,400   Grupo Mexico S.A.B. de C.V. "B"                        $    2,559
     23,128   KGHM Polska Miedz S.A.                                        999
      2,511   Korea Zinc Co. Ltd.                                           603
     78,000   Mitsubishi Materials Corp.*                                   241
    185,000   Mitsui Mining & Smelting Co. Ltd.                             562
    494,075   Oxiana Ltd.                                                   725
     19,071   Rio Tinto Ltd.                                              1,503
     48,262   Rio Tinto plc                                               3,063
      5,818   Thompson Creek Metals Co., Inc.*                               71
     79,528   Xstrata plc                                                 1,598
                                                                     ----------
                                                                         13,747
                                                                     ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
      6,842   Israel Chemicals Ltd.                                          99
      2,002   Yara International ASA                                         95
                                                                     ----------
                                                                            194
                                                                     ----------
INDUSTRIAL GASES (0.0%)
      3,789   Linde AG                                                      529
                                                                     ----------
METAL & GLASS CONTAINERS (0.0%)
     89,749   Rexam plc                                                     421
                                                                     ----------
PAPER PRODUCTS (0.2%)
    151,414   Mondi plc                                                   1,104
    206,301   Stora Enso Oyj                                              1,776
     26,981   Svenska Cellulosa AB "B"                                      393
                                                                     ----------
                                                                          3,273
                                                                     ----------
SPECIALTY CHEMICALS (0.0%)
      7,000   Daicel Chemical Industries, Ltd.                               48
      6,800   Nitto Denko Corp.                                             282
        459   Wacker Chemie AG                                               79
                                                                     ----------
                                                                            409
                                                                     ----------
STEEL (0.2%)
    102,000   Daido Steel Co. Ltd.                                          547
    160,898   Fortescue Metals Group Ltd.*                                  975
     51,000   Hitachi Metals Ltd.                                           586
    242,000   Kobe Steel Ltd.                                               549
     15,800   Maruichi Steel Tube Ltd.                                      303
    212,000   Nisshin Steel Co.                                             387
                                                                     ----------
                                                                          3,347
                                                                     ----------
              Total Materials                                            30,905
                                                                     ----------
TELECOMMUNICATION SERVICES (0.9%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    335,252   BT Group plc                                                  887
     20,000   Deutsche Telekom AG                                           256
     13,004   France Telecom S.A.                                           263
    104,107   Koninklijke (Royal) KPN N.V.                                1,484
     23,530   KT Corp.                                                      944
     26,500   Nippon Telegraph & Telephone Corp.                          1,200
    546,112   Telecom Italia S.p.A.                                         571
    495,849   Telecom Italia S.p.A.                                         611
     75,080   Telefonica S.A.(f)                                          1,597
     14,472   TeliaSonera AB                                                112
                                                                     ----------
                                                                          7,925
                                                                     ----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
     34,700   America Movil S.A.B. de C.V. ADR "L"                        1,959
     32,300   SoftBank Corp.                                              1,119
     48,100   Vivo Participacoes S.A.                                     1,384
  2,097,183   Vodafone Group plc                                          5,244
                                                                     ----------
                                                                          9,706
                                                                     ----------
              Total Telecommunication Services                           17,631
                                                                     ----------
UTILITIES (0.9%)
----------------
ELECTRIC UTILITIES (0.4%)
     31,205   E.ON AG                                                       895
    221,811   EDP-Energias de Portugal                                      710
    238,001   Enel S.p.A.(f)                                              1,118
      4,155   Fortum Oyj                                                    110
     49,590   Iberdrola S.A.                                                341
    118,100   Kansai Electric Power Co., Inc.                             2,841
     25,000   Kyushu Electric Power Co., Inc.                               554

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
    206,291   SP AusNet                                              $      178
    405,324   Terna-Rete Elettrica Nationale S.p.A.(b)                    1,661
     22,500   Tohoku Electric Power Co., Inc.                               490
                                                                     ----------
                                                                          8,898
                                                                     ----------
GAS UTILITIES (0.1%)
      9,001   Enagas S.A.                                                   167
     26,126   Gas Natural SDG S.A.                                          353
    333,900   Snam Rete Gas S.p.A.                                        1,586
    111,000   Tokyo Gas Co. Ltd.                                            484
                                                                     ----------
                                                                          2,590
                                                                     ----------
MULTI-UTILITIES (0.3%)
    431,111   Centrica plc                                                2,059
     66,536   Gaz de France S.A.                                          2,207
      8,472   National Grid plc                                              75
      9,390   RWE AG                                                        584
                                                                     ----------
                                                                          4,925
                                                                     ----------
WATER UTILITIES (0.1%)
     53,807   Severn Trent plc                                            1,210
                                                                     ----------
              Total Utilities                                            17,623
                                                                     ----------
              Total Common Stocks (cost: $259,451)                      274,937
                                                                     ----------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
-------------------------------------------------------------------------------
PREFERRED SECURITIES (1.1%)

CONSUMER DISCRETIONARY (0.0%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.0%)
      4,020   Volkswagen AG                                                 646
                                                                     ----------
CONSUMER STAPLES (0.0%)
-----------------------
HOUSEHOLD PRODUCTS (0.0%)
      2,363   Henkel AG & Co. KGaA                                          145
                                                                     ----------
FINANCIALS (1.1%)
-----------------
DIVERSIFIED BANKS (0.3%)
     91,845   Banco Bradesco S.A.                                         1,798
     90,050   Banco Itau Holding Financeira S.A.                          2,062
    204,982   Itausa-Investimentos Itau S.A.                              1,549
                                                                     ----------
                                                                          5,409
                                                                     ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    235,000   Citigroup Capital XIII,
                7.88%, cumulative redeemable, perpetual                   6,207
                                                                     ----------
REINSURANCE (0.5%)
      3,000   Ram Holdings Ltd.,
                7.50%, non-cumulative, perpetual, acquired
                1/23/2007 and 3/02/2007; cost: $3,065*(e)                 1,050
    $10,000   Swiss Re Capital I LP, 6.85%, perpetual(c)                  9,896
                                                                     ----------
                                                                         10,946
                                                                     ----------
              Total Financials                                           22,562
                                                                     ----------
              Total Preferred Securities (cost: $22,276)                 23,353
                                                                     ----------
INVESTMENT COMPANIES (12.3%)
  1,171,489   iShares MSCI EAFE Index ETF                                63,553
  4,254,274   iShares MSCI Emerging Markets Index ETF                   190,464
                                                                     ----------
              Total Investment Companies (cost: $205,551)               254,017
                                                                     ----------
              Total International Equity Securities (cost: $487,278)    552,307
                                                                     ----------

================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES        SECURITY                                                     (000)
--------------------------------------------------------------------------------
PRECIOUS METALS AND MINERALS SECURITIES (4.0%)

GOLD (3.2%)

AFRICAN GOLD COMPANIES (0.4%)
     90,000   AngloGold Ashanti Ltd. ADR(b)                           $    4,215
    280,000   Gold Fields Ltd. ADR                                         4,673
                                                                      ----------
                                                                           8,888
                                                                      ----------
AUSTRALIAN GOLD COMPANIES (0.2%)
    120,000   Newcrest Mining Ltd.                                         4,560
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.2%)
     45,000   Randgold Resources Ltd. ADR                                  4,233
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (2.2%)
     55,000   Agnico-Eagle Mines Ltd.(b)                                   4,439
      3,823   Allied Nevada Gold Corp.*                                      102
    115,000   Barrick Gold Corp.                                           5,937
    240,000   Eldorado Gold Corp.                                          4,186
    290,000   Gammon Gold, Inc.*                                           1,940
     95,000   Goldcorp, Inc.                                               4,331
    230,000   IAMGOLD Corp.                                                3,767
    270,000   Kinross Gold Corp.                                           4,706
    111,200   Newmont Mining Corp.                                         6,542
     90,000   Royal Gold, Inc.                                             4,637
    360,000   Yamana Gold, Inc.                                            4,205
                                                                      ----------
                                                                          44,792
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
     80,000   Compania de Minas Buenaventura S.A. ADR                      4,051
                                                                      ----------
              Total Gold                                                  66,524
                                                                      ----------
PLATINUM GROUP METALS (0.3%)
    130,000   Impala Platinum Holdings Ltd.                                3,710
    100,000   Lonmin plc                                                   2,634
                                                                      ----------
              Total Platinum Group Metals                                  6,344
                                                                      ----------
SILVER (0.5%)
      1,476   Fresnillo plc                                                   32
    120,000   Pan American Silver Corp.                                    4,494
    130,000   Silver Wheaton Corp.*                                        4,796
              Total Silver                                                 9,322
                                                                      ----------
              Total Precious Metals and Minerals Securities
                (cost: $52,693)                                           82,190
                                                                      ----------
GLOBAL REAL ESTATE EQUITY SECURITIES (1.4%)

COMMON STOCKS (0.9%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
      2,600   St. Joe Co.*(b)                                                 46
     16,000   Sun Hung Kai Properties Ltd.                                   263
     13,000   Swire Pacific Ltd.                                             200
    240,000   UOL Group Ltd.                                                 822
     95,000   Wharf (Holdings) Ltd.                                          635
    113,000   Wheelock & Co. Ltd.                                            404
                                                                      ----------
              Total Diversified Real Estate Activities                     2,370
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.0%)
        688   Howard Hughes Corp.*                                            28
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
      3,600   Forest City Enterprises, Inc. "A"*                              55
                                                                      ----------
REAL ESTATE SERVICES (0.0%)
      1,900   CB Richard Ellis Group, Inc. "A"*                               37
                                                                      ----------
REITs - DIVERSIFIED (0.1%)
    108,472   BGP Holdings plc, acquired 08/06/2009; cost: $0*(d),(e)          -
     13,978   Cousins Properties, Inc.                                       104
      2,943   Gecina S.A.                                                    307
     34,323   GPT Group                                                       91
    261,772   Stockland                                                      921
      1,137   Vornado Realty Trust                                            93
                                                                      ----------
              Total REITs - Diversified                                    1,516
                                                                      ----------

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                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
NUMBER OF                                                                 VALUE
SHARES        SECURITY                                                    (000)
-------------------------------------------------------------------------------
REITs - INDUSTRIAL (0.1%)
     41,000   AMB Property Corp.                                     $    1,196
     25,161   DCT Industrial Trust, Inc.                                    124
      8,257   First Potomac Realty Trust                                    130
      3,800   ProLogis                                                       50
                                                                     ----------
              Total REITs - Industrial                                    1,500
                                                                     ----------
REITs - MORTGAGE (0.0%)
      4,400   Annaly Capital Management, Inc.                                80
     24,900   Chimera Investment Corp.                                       99
      6,495   Invesco Mortgage Capital                                      147
                                                                     ----------
              Total REITs - Mortgage                                        326
                                                                     ----------
REITs - OFFICE (0.1%)
     13,000   Boston Properties, Inc.                                     1,089
     10,443   Franklin Street Properties Corp.                              134
     34,000   Mack-Cali Realty Corp.                                      1,080
                                                                     ----------
              Total REITs - Office                                        2,303
                                                                     ----------
REITs - RESIDENTIAL (0.2%)
      7,874   Associated Estates Realty Corp.                               118
     10,615   AvalonBay Communities, Inc.                                 1,171
     20,000   Equity LifeStyle Properties, Inc.                           1,078
     26,100   Equity Residential Properties Trust                         1,304
                                                                     ----------
              Total REITs - Residential                                   3,671
                                                                     ----------
REITs - RETAIL (0.2%)
      4,352   CBL & Associates Properties, Inc.                              72
        500   Federal Realty Investment Trust                                39
      7,000   General Growth Properties                                     113
     14,347   Inland Real Estate Corp.                                      122
      3,100   Kimco Realty Corp.                                             52
        759   Macerich Co.                                                   35
      4,779   Pennsylvania REIT                                              64
      2,900   Realty Income Corp.                                            99
     25,000   Regency Centers Corp.                                       1,018
     14,074   Simon Property Group, Inc.                                  1,386
     47,947   Westfield Group                                               558
                                                                     ----------
              Total REITs - Retail                                        3,558
                                                                     ----------
REITs - SPECIALIZED (0.1%)
      9,612   DiamondRock Hospitality Co.*                                  101
      2,300   HCP, Inc.                                                      76
      1,000   Health Care REIT, Inc.                                         46
     14,450   Hersha Hospitality Trust                                       89
      5,293   Host Hotels & Resorts, Inc.                                    87
     30,000   Nationwide Health Properties, Inc.                          1,081
      1,200   Plum Creek Timber Co., Inc.                                    43
        959   Public Storage                                                 93
        856   Rayonier, Inc.                                                 44
     97,114   Sunstone Hotel Investors, Inc.*                               925
      1,200   Ventas, Inc.                                                   61
                                                                     ----------
              Total REITs - Specialized                                   2,646
                                                                     ----------
              Total Common Stock (cost: $13,844)                         18,010
                                                                     ----------
INVESTMENT COMPANIES (0.5%)
  1,282,879   ING International Real Estate Fund (cost: $7,619)          10,699
                                                                     ----------
              Total Global Real Estate Equity Securities
                (cost: $21,463)                                          28,709
                                                                     ----------
ALTERNATIVE INVESTMENT STRATEGIES (0.8%)
  1,972,155   PIMCO Commodity Real Return Strategy Fund
                (cost: $14,085)                                          17,059
                                                                     ----------

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40  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
              BONDS (32.9%)

              CORPORATE OBLIGATIONS (20.7%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$     2,111   Kellwood Co.                                                    7.63%        10/15/2017      $    1,135
                                                                                                           ----------
              CATALOG RETAIL (0.3%)
      8,950   Harry & David Operations Corp.                                  9.00          3/01/2013           6,332
                                                                                                           ----------
              Total Consumer Discretionary                                                                      7,467
                                                                                                           ----------
              CONSUMER STAPLES (0.4%)
              -----------------------
              DRUG RETAIL (0.4%)
      9,866   CVS Caremark Corp.(a)                                           6.30          6/01/2037           9,364
                                                                                                           ----------
              ENERGY (1.3%)
              -------------
              OIL & GAS DRILLING (0.4%)
      3,000   Transocean, Inc.                                                1.50         12/15/2037           2,929
      5,000   Transocean, Inc.                                                1.50         12/15/2037           4,831
                                                                                                           ----------
              Total Oil & Gas Drilling                                                                          7,760
                                                                                                           ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
      7,280   Enbridge Energy Partners, LP(a)                                 8.05         10/01/2037           7,648
      4,780   Enterprise Products Operating, LP(a)                            7.00          6/01/2067           4,707
      7,750   Southern Union Co.(a)                                           7.20(g)      11/01/2066           7,130
                                                                                                           ----------
                                                                                                               19,485
                                                                                                           ----------
              Total Energy                                                                                     27,245
                                                                                                           ----------
              FINANCIALS (14.8%)
              ------------------
              CONSUMER FINANCE (0.8%)
     10,052   American Express Co.(a)                                         6.80          9/01/2066          10,014
      7,500   Capital One Financial Corp.(a)                                  7.69          8/15/2036           7,575
                                                                                                           ----------
                                                                                                               17,589
                                                                                                           ----------
              DIVERSIFIED BANKS (0.7%)
      1,000   Emigrant Bancorp, Inc.(a),(c)                                   6.25          6/15/2014             833
      5,800   USB Realty Corp.(a),(c)                                         6.09                  -(h)        4,234
      8,500   Wells Fargo Capital XIII(a)                                     7.70                  -(h)        8,819
                                                                                                           ----------
                                                                                                               13,886
                                                                                                           ----------
              INVESTMENT BANKING & BROKERAGE (0.4%)
      8,693   Goldman Sachs Capital II(a)                                     5.79                  -(h)        7,389
                                                                                                           ----------
              LIFE & HEALTH INSURANCE (1.7%)
     10,000   Lincoln National Corp.(a)                                       7.00          5/17/2066           9,725
      1,300   MetLife Capital Trust X(a),(c)                                  9.25          4/08/2038           1,544

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                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
$     4,500   MetLife, Inc.                                                   6.40%        12/15/2036      $    4,297
      2,000   MetLife, Inc.(a)                                               10.75          8/01/2069           2,702
      6,500   Prudential Financial, Inc.(a)                                   8.88          6/15/2038           7,540
     10,030   StanCorp Financial Group, Inc.(a)                               6.90          6/01/2067           9,641
                                                                                                           ----------
                                                                                                               35,449
                                                                                                           ----------
              MULTI-LINE INSURANCE (1.8%)
     10,012   Genworth Financial, Inc.(a)                                     6.15         11/15/2066           7,709
     10,705   Glen Meadow(a),(c)                                              6.51          2/12/2067           9,099
      2,070   Liberty Mutual Group, Inc.(a)                                   7.30          6/15/2014           2,286
     10,010   Nationwide Mutual Insurance Co.(a),(c)                          5.81         12/15/2024           8,872
     10,665   Oil Insurance Ltd.(a),(c)                                       7.56                  -(h)        9,737
                                                                                                           ----------
                                                                                                               37,703
                                                                                                           ----------
              MULTI-SECTOR HOLDINGS (0.1%)
      2,000   Leucadia National Corp.(a)                                      8.65          1/15/2027           2,020
                                                                                                           ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.4%)
      3,000   AgFirst Farm Credit Bank(a)                                     6.59                  -(h)        2,287
      3,360   Bank of America Corp. Capital Trust XV                          1.10(g)       6/01/2056           2,107
      5,000   BankAmerica Capital III                                         0.86(g)       1/15/2027           3,562
      4,000   BankBoston Capital Trust IV                                     0.89(g)       6/08/2028           2,825
      2,000   First Republic Bank Corp.(a)                                    7.75          9/15/2012           2,148
      2,000   General Electric Capital Corp.                                  6.38         11/15/2067           1,987
      7,710   General Electric Capital Corp.(a)                               6.38         11/15/2067           7,662
      8,000   JPMorgan Chase & Co. Capital XXI                                1.24(g)       2/02/2037           5,844
      1,625   MBNA Capital B                                                  1.09(g)       2/01/2027           1,148
                                                                                                           ----------
                                                                                                               29,570
                                                                                                           ----------
              PROPERTY & CASUALTY INSURANCE (2.8%)
      7,000   Alleghany Corp.                                                 5.63          9/15/2020           7,036
     10,000   Allstate Corp.(a)                                               6.13          5/15/2037          10,025
      3,000   Fund American Companies, Inc.                                   5.88          5/15/2013           3,135
      8,000   Ironshore Holdings, Inc.(c)                                     8.50          5/15/2020           8,274
      7,000   Progressive Corp.(a)                                            6.70          6/15/2037           7,272
      7,670   QBE Insurance Group Ltd.(c)                                     5.65          7/01/2023           7,433
      1,000   RLI Corp.(a)                                                    5.95          1/15/2014           1,055
      6,500   Travelers Companies, Inc.(a)                                    6.25          3/15/2037           6,720
      8,000   White Mountains Re Group Ltd.(c)                                6.38          3/20/2017           7,981
                                                                                                           ----------
                                                                                                               58,931
                                                                                                           ----------
              REGIONAL BANKS (2.8%)
      3,000   Cullen/Frost Bankers, Inc.(a)                                   5.75          2/15/2017           2,910
      7,500   Fifth Third Capital Trust IV(a)                                 6.50          4/15/2037           7,031
      3,500   First Empire Capital Trust I(a)                                 8.23          2/01/2027           3,288
      2,000   First Mid Capital Trust I                                       1.29(g)       1/15/2027           1,522

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42  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
$     5,000   Fulton Capital Trust I(a)                                       6.29%         2/01/2036      $    3,881
      8,000   Huntington Capital III(a)                                       6.65          5/15/2037           7,388
      5,039   Manufacturers & Traders Trust Co.(a)                            5.63         12/01/2021           4,884
      4,000   PNC Preferred Funding Trust(a),(c)                              6.52                  -(h)        3,145
      4,979   PNC Preferred Funding Trust III(a),(c)                          8.70                  -(h)        5,360
      2,000   Susquehanna Bancshares, Inc.(a)                                 2.11(g)       5/01/2014           1,740
      4,000   Susquehanna Capital II(a)                                      11.00          3/23/2040           4,300
      3,000   TCF National Bank(a)                                            5.50          2/01/2016           2,937
     10,000   Webster Capital Trust IV(a)                                     7.65          6/15/2037           8,690
                                                                                                           ----------
                                                                                                               57,076
                                                                                                           ----------
              REINSURANCE (0.6%)
      4,000   Alterra Finance, LLC                                            6.25          9/30/2020           4,123
      4,000   Max USA Holdings Ltd.(a),(c)                                    7.20          4/14/2017           4,194
      4,000   Platinum Underwriters Finance, Inc.(a)                          7.50          6/01/2017           4,252
                                                                                                           ----------
              Total Reinsurance                                                                                12,569
                                                                                                           ----------
              REITs - INDUSTRIAL (0.3%)
      4,500   ProLogis(a)                                                     2.25          4/01/2037           4,511
      1,000   ProLogis(a)                                                     1.88         11/15/2037             994
                                                                                                           ----------
              Total REITs - Industrial                                                                          5,505
                                                                                                           ----------
              REITs - OFFICE (0.5%)
      4,000   Brandywine Operating Partnership, LP(a)                         5.70          5/01/2017           4,073
      1,426   HRPT Properties Trust(a)                                        5.75         11/01/2015           1,507
      2,715   HRPT Properties Trust(a)                                        6.25          8/15/2016           2,903
      1,000   HRPT Properties Trust(a)                                        6.25          6/15/2017           1,053
                                                                                                           ----------
                                                                                                                9,536
                                                                                                           ----------
              REITs - RETAIL (0.7%)
      2,592   Developers Diversified Realty Corp.                             5.38         10/15/2012           2,670
      2,000   Developers Diversified Realty Corp.(a)                          5.50          5/01/2015           2,039
      3,500   Developers Diversified Realty Corp.                             9.63          3/15/2016           4,214
      4,000   New Plan Excel Realty Trust, Inc.(a)                            5.13          9/15/2012           3,540
      3,000   New Plan Excel Realty Trust, Inc.                               5.30          1/15/2015           2,310
        413   New Plan Excel Realty Trust, Inc., acquired
                02/20/2009; cost: $140(e)                                     7.68         11/02/2026             323
                                                                                                           ----------
                                                                                                               15,096
                                                                                                           ----------
              REITs - SPECIALIZED (0.2%)
      3,500   Ventas Realty, LP(a)                                            6.75          4/01/2017           3,771
                                                                                                           ----------
              Total Financials                                                                                306,090
                                                                                                           ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
      1,364   America West Airlines, Inc. Pass-Through Trust (INS)            7.93          1/02/2019           1,416
                                                                                                           ----------

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                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
$     3,000   Clearwire Corp.(c)                                             12.00%        12/01/2015      $    3,199
      1,000   Clearwire Corp.(c)                                             12.00         12/01/2015           1,067
                                                                                                           ----------
              Total Telecommunication Services                                                                  4,266
                                                                                                           ----------
              UTILITIES (3.5%)
              ----------------
              ELECTRIC UTILITIES (1.6%)
      1,605   Cedar Brakes II, LLC(c)                                         9.88          9/01/2013           1,722
      5,000   FPL Group Capital, Inc.(a)                                      6.35         10/01/2066           4,893
      4,000   FPL Group Capital, Inc.(a)                                      6.65          6/15/2067           3,955
      1,000   FPL Group Capital, Inc.(a)                                      7.30          9/01/2067           1,029
        247   Oglethorpe Power Corp.                                          6.97          6/30/2011             248
     10,000   PPL Capital Funding, Inc.(a)                                    6.70          3/30/2067           9,787
      1,000   SPI Electricity Property Ltd.(INS)(a)                           7.25         12/01/2016           1,172
      2,977   Texas Competitive Electric Holdings Co., LLC(i)                 3.75         10/10/2014           2,304
      9,937   Texas Competitive Electric Holdings Co., LLC(i)                 3.75         10/10/2014           7,690
      1,960   Texas Competitive Electric Holdings Co., LLC(i)                 3.75         10/10/2014           1,510
                                                                                                           ----------
                                                                                                               34,310
                                                                                                           ----------
              MULTI-UTILITIES (1.9%)
      6,500   Dominion Resources, Inc.(a)                                     7.50          6/30/2066           6,768
      3,500   Dominion Resources, Inc.(a)                                     6.30          9/30/2066           3,387
      9,741   Integrys Energy Group, Inc.(a)                                  6.11         12/01/2066           9,460
     10,000   Puget Sound Energy, Inc.(a)                                     6.97          6/01/2067           9,816
     10,000   Wisconsin Energy Corp.(a)                                       6.25          5/15/2067           9,813
                                                                                                           ----------
                                                                                                               39,244
                                                                                                           ----------
              Total Utilities                                                                                  73,554
                                                                                                           ----------
              Total Corporate Obligations (cost: $365,366)                                                    429,402
                                                                                                           ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (2.3%)

              ENERGY (0.5%)
              -------------
              INTEGRATED OIL & GAS (0.0%)
        100   PEMEX Finance Ltd.                                              9.03          2/15/2011             101
                                                                                                           ----------
              OIL & GAS DRILLING (0.0%)
        560   Delek & Avner-Yam Tethys Ltd.(c)                                5.33          8/01/2013             564
                                                                                                           ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     10,000   TransCanada Pipelines Ltd.(a)                                   6.35          5/15/2067           9,889
                                                                                                           ----------
              Total Energy                                                                                     10,554
                                                                                                           ----------

================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
              FINANCIALS (1.1%)
              -----------------
              DIVERSIFIED BANKS (0.1%)
$     6,625   BayernLB Capital Trust l                                        6.20%                 -(h)   $    3,114
      2,500   Landsbanki Islands hf, acquired 10/12/2007;
                cost: $2,500(c),(d),(e),(j)                                   7.43                  -(h)            -
                                                                                                           ----------
                                                                                                                3,114
                                                                                                           ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      5,000   Brookfield Asset Management, Inc.(a)                            5.80          4/25/2017           5,251
                                                                                                           ----------
              MULTI-LINE INSURANCE (0.7%)
      3,270   AXA S.A.                                                        2.94(g)               -(h)        2,272
      5,192   AXA S.A.                                                        2.98(g)               -(h)        3,562
      3,000   ZFS Finance USA Trust II(a),(c)                                 6.45         12/15/2065           2,955
      5,190   ZFS Finance USA Trust IV(a),(c)                                 5.88          5/09/2032           4,983
                                                                                                           ----------
              Total Multi-Line Insurance                                                                       13,772
                                                                                                           ----------
              REGIONAL BANKS (0.0%)
      3,000   Glitnir Banki hf, acquired 9/11/2006 and 10/18/2006;
                cost: $3,051(c),(d),(e),(j)                                   7.45                  -(h)            -
                                                                                                           ----------
              Total Financials                                                                                 22,137
                                                                                                           ----------
              INDUSTRIALS (0.4%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.4%)
      7,500   Hutchison Whampoa, Ltd.(c)                                      6.00                  -(h)        7,428
                                                                                                           ----------
              MATERIALS (0.3%)
              ----------------
              DIVERSIFIED METALS & MINING (0.3%)
      2,500   Glencore Finance S.A.                                           8.00                  -(h)        2,487
      4,500   Glencore Funding, LLC(c)                                        6.00          4/15/2014           4,726
                                                                                                           ----------
              Total Materials                                                                                   7,213
                                                                                                           ----------
              Total Eurodollar and Yankee Obligations (cost: $48,919)                                          47,332
                                                                                                           ----------
              ASSET-BACKED SECURITIES (0.8%)

              FINANCIALS (0.8%)
              -----------------
              ASSET-BACKED FINANCING (0.8%)
        187   Aerco Ltd.(c)                                                   0.77(g)       7/15/2025             175
      3,000   AESOP Funding II, LLC(a),(c)                                    9.31         10/20/2013           3,298
        918   Banc of America Securities Auto Trust                           5.51          2/19/2013             920
      3,000   Credit Acceptance Auto Loan Trust(c)                            5.68          5/15/2017           3,102
      3,000   GE Equipment Midticket, LLC                                     0.57(g)       9/15/2017           2,924
      1,345   Prestige Auto Receivables Trust "A"(c)                          5.67          4/15/2017           1,370
      3,000   SLM Student Loan Trust                                          0.74          7/15/2036           1,978

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
$     1,749   SLM Student Loan Trust                                          0.84%(g)     10/25/2038      $    1,430
      1,604   Trinity Rail Leasing, LP(c)                                     5.90          5/14/2036           1,474
                                                                                                           ----------
              Total Financials                                                                                 16,671
                                                                                                           ----------
              Total Asset-Backed Securities (cost: $16,494)                                                    16,671
                                                                                                           ----------
              COMMERCIAL MORTGAGE SECURITIES (8.0%)

              FINANCIALS (8.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (8.0%)
      2,000   Banc of America Commercial Mortgage, Inc.(a)                    4.77          7/10/2043           1,659
      1,200   Banc of America Commercial Mortgage, Inc.                       4.95          7/10/2043           1,031
      8,045   Banc of America Commercial Mortgage, Inc.                       5.87          7/10/2044           7,641
      3,000   Banc of America Commercial Mortgage, Inc.(a)                    5.77          5/10/2045           3,143
      1,175   Banc of America Commercial Mortgage, Inc.                       5.68          7/10/2046           1,164
      6,000   Banc of America Commercial Mortgage, Inc.(a)                    5.20          9/10/2047           3,919
      5,705   Banc of America Commercial Mortgage, Inc.(a),(c)                5.94          9/10/2047           5,194
        345   Bear Stearns Commercial Mortgage Securities, Inc.               4.00          3/13/2040             353
      3,500   Bear Stearns Commercial Mortgage Securities, Inc.               5.69          6/11/2050           3,771
      4,500   Citigroup Commercial Mortgage Trust                             6.29         12/10/2049           4,480
     10,000   Commercial Mortgage Loan Trust                                  6.08          7/10/2038           8,679
      6,000   Commercial Mortgage Loan Trust(a)                               6.01         12/10/2049           5,313
      2,000   Commercial Mortgage Loan Trust                                  5.54         12/11/2049           1,728
      2,500   Credit Suisse Commercial Mortgage Trust                         6.02          6/15/2038           2,496
      4,000   Credit Suisse Commercial Mortgage Trust(a)                      6.02          6/15/2038           4,400
      1,050   Credit Suisse Commercial Mortgage Trust(a)                      5.69          2/15/2039             996
      6,562   Credit Suisse Commercial Mortgage Trust                         6.43          2/15/2041           6,879
      2,000   Credit Suisse First Boston Mortgage Securities Corp.(a),(c)     6.65         12/18/2035           1,999
      2,213   Credit Suisse First Boston Mortgage Securities Corp.(c)         5.02          1/15/2037           1,847
      4,750   Credit Suisse First Boston Mortgage Securities Corp.(a)         5.10          8/15/2038           4,564
      3,355   GE Capital Commercial Mortgage Corp.                            5.61         12/10/2049           2,360
      4,000   GE Commercial Mortgage Corp.                                    5.07          7/10/2045           3,864
      2,500   GMAC Commercial Mortgage Securities, Inc.(a)                    4.75          5/10/2043           2,498
        139   Government Lease Trust(c)                                       6.48          5/18/2011             141
      1,000   GS Mortgage Securities Corp. II(a),(c)                          6.45          8/05/2018           1,031
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)       4.99          9/12/2037           1,815
        625   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.00         10/15/2042             628
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)       5.49          4/15/2043           2,139

================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
$     3,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)       5.81%         6/12/2043      $    3,263
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.52         12/15/2044           1,561
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.52         12/15/2044           1,463
      2,500   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.48          5/15/2045           2,184
     10,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.41          5/15/2047           7,065
      4,500   J.P. Morgan Chase Commercial Mortgage Securities Corp.          6.26          2/15/2051           4,078
        653   LB-UBS Commercial Mortgage Trust                                4.56          9/15/2026             662
      3,000   LB-UBS Commercial Mortgage Trust(c)                             5.33         12/15/2036           2,739
      1,500   Merrill Lynch Mortgage Trust                                    5.24         11/12/2037           1,515
      1,000   Merrill Lynch Mortgage Trust                                    5.39          1/12/2044             633
      3,000   Merrill Lynch Mortgage Trust                                    5.38          8/12/2048           3,042
      3,500   Merrill Lynch Mortgage Trust(a)                                 6.02          6/12/2050           3,760
      7,000   Merrill Lynch Mortgage Trust(a)                                 5.69          2/12/2051           7,560
      5,000   Merrill Lynch/Countrywide Commercial Mortgage Trust(a)          5.36          8/12/2048           5,222
      3,000   ML-CFC Commercial Mortgage Trust                                5.42          8/12/2048           2,423
      3,000   ML-CFC Commercial Mortgage Trust(a)                             6.16          8/12/2049           2,853
      4,000   ML-CFC Commercial Mortgage Trust(a)                             5.70          9/12/2049           4,182
      4,000   Morgan Stanley Capital I, Inc.(a)                               5.97          8/12/2041           4,301
        878   Morgan Stanley Capital I, Inc.                                  5.15          8/13/2042             635
        723   Morgan Stanley Capital I, Inc.                                  5.17          8/13/2042             504
      3,000   Morgan Stanley Capital I, Inc.(a)                               5.81         12/12/2049           3,127
      5,000   Morgan Stanley Capital I, Inc.(a)                               4.77          7/15/2056           4,888
      2,000   Prudential Mortgage Capital Funding, LLC(a)                     6.76          5/10/2034           2,029
      2,080   Wachovia Bank Commercial Mortgage Trust(a)                      5.00          7/15/2041           2,090
      1,384   Wachovia Bank Commercial Mortgage Trust                         4.66          4/15/2042           1,389
      3,000   Wachovia Bank Commercial Mortgage Trust(a)                      4.61          5/15/2044           3,017
      4,500   Wachovia Bank Commercial Mortgage Trust                         5.42          1/15/2045           4,760
                                                                                                           ----------
              Total Financials                                                                                166,677
                                                                                                           ----------
              Total Commercial Mortgage Securities (cost: $138,327)                                           166,677
                                                                                                           ----------
              U.S. GOVERNMENT AGENCY ISSUES (0.0%)(k)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
         65   Government National Mortgage Assn. I                            6.50          5/15/2023              74
         47   Government National Mortgage Assn. I                            6.50          4/15/2024              54
         23   Government National Mortgage Assn. I                            7.50          3/15/2017              26
         21   Government National Mortgage Assn. I                            7.50          3/15/2017              21

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
$         7   Government National Mortgage Assn. I                            8.00%         6/15/2016      $        7
          4   Government National Mortgage Assn. I                            8.00          9/15/2016               4
          7   Government National Mortgage Assn. I                            8.00         11/15/2016               8
          4   Government National Mortgage Assn. I                            8.50          6/15/2016               4
          3   Government National Mortgage Assn. I                            8.50          6/15/2016               3
          9   Government National Mortgage Assn. I                            8.50          7/15/2016              10
          2   Government National Mortgage Assn. I                            8.50          9/15/2016               2
         14   Government National Mortgage Assn. I                            8.50         12/15/2016              15
          8   Government National Mortgage Assn. I                            8.50         12/15/2016               9
          1   Government National Mortgage Assn. I                            8.50          1/15/2017               1
          5   Government National Mortgage Assn. I                            8.50          1/15/2017               5
          1   Government National Mortgage Assn. I                            8.50          2/15/2017               1
          1   Government National Mortgage Assn. I                            9.00          6/15/2016               1
          1   Government National Mortgage Assn. I                            9.00          7/15/2016               2
          1   Government National Mortgage Assn. I                            9.00          8/15/2016               1
          1   Government National Mortgage Assn. I                            9.00          9/15/2016               1
          1   Government National Mortgage Assn. I                            9.00         10/15/2016               1
          8   Government National Mortgage Assn. I                            9.50          9/15/2016               8
          2   Government National Mortgage Assn. I                            9.50         11/15/2016               2
          2   Government National Mortgage Assn. I                            9.50         11/15/2016               2
          8   Government National Mortgage Assn. I                            9.50          4/15/2017               8
                                                                                                           ----------
              Total U.S. Government Agency Issues (cost: $243)                                                    270
                                                                                                           ----------
              U.S. TREASURY SECURITIES (0.8%)

              BONDS (0.8%)
      7,500   4.25%, 11/15/2040                                                                                 7,691
     31,000   4.38%, 5/15/2040                                                                                  8,433
                                                                                                           ----------
              Total Bonds (cost: $15,564)                                                                      16,124
                                                                                                           ----------
              Total U.S. Treasury Securities (cost: $15,564)                                                   16,124
                                                                                                           ----------
              MUNICIPAL BONDS (0.3%)
              CASINOS & GAMING (0.2%)
      4,000   Mashantucket (Western) Pequot Tribe, acquired 7/29/2005
                and 10/05/2009; cost: $3,410(c),(e),(j)                       5.91          9/01/2021           2,163
      2,075   Seneca Nation of Indians Capital Improvements Auth.(a)          6.75         12/01/2013           2,030
                                                                                                           ----------
                                                                                                                4,193
                                                                                                           ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.1%)
      1,625   Erie County Tobacco Asset Securitization Corp.(a)               6.00          6/01/2028           1,419
                                                                                                           ----------
              Total Municipal Bonds (cost: $7,066)                                                              5,612
                                                                                                           ----------
              Total Bonds (cost: $591,979)                                                                    682,088
                                                                                                           ----------

================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                       COUPON                             VALUE
(000)         SECURITY                                                        RATE          MATURITY            (000)
---------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.1%)

              COMMERCIAL PAPER (1.1%)

              ENERGY (0.8%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
$    16,266   Apache Corp.(c)                                                 0.36%        12/03/2010      $   16,265
                                                                                                           ----------
              MATERIALS (0.3%)
              ----------------
              PAPER PACKAGING (0.3%)
      5,545   Sonoco Products Co.                                             0.32         12/01/2010           5,545
                                                                                                           ----------
              Total Commercial Paper                                                                           21,810
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (2.0%)
 41,798,807   State Street Institutional Liquid Reserve Fund, 0.20%(l)                                         41,799
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.0%)
     $  150   0.19%, 12/16/2010(m),(n)                                                                            150
                                                                                                           ----------
              Total Money Market Instruments (cost: $63,760)                                                   63,759
                                                                                                           ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.6%)

              REPURCHASE AGREEMENTS (0.6%)
      8,614   Credit Suisse First Boston LLC, 0.25%, acquired on 11/30/2010 and due 12/01/2010 at $8,614 (collateralized by $8,865 of
                Freddie Mac(k),(+), 0.9%, due 11/05/2015; market value $8,787)                                  8,614
      2,935   Deutsche Bank Securities, Inc., 0.24%, acquired on 11/30/2010 and due 12/01/2010 at $2,935 (collateralized by $2,447 of Farmer
                Mac(k),(+), 6.71%, due 7/28/2014; market value $2,994)                                          2,935
                                                                                                           ----------
              Total Repurchase Agreements                                                                      11,549
                                                                                                           ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER OF                                                                                                       VALUE
SHARES        SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.0%)
    150,790   Blackrock Liquidity Institutional TempFund, 0.18%(l)                                         $      151
     71,062   Fidelity Institutional Money Market Portfolio, 0.22%(l)                                              71
                                                                                                           ----------
              Total Money Market Funds                                                                            222
                                                                                                           ----------
              Total Short-Term Investments Purchased With Cash
                Collateral From Securities Loaned (cost: $11,771)                                              11,771
                                                                                                           ----------

              TOTAL INVESTMENTS (COST: $1,817,100)                                                         $2,059,313
                                                                                                           ==========

---------------------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
---------------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.4%)
     11,800   Put - iShares MSCI EAFE Index expiring January 22, 2011 at 53                                     2,319
      6,000   Put - iShares MSCI EAFE Index expiring January 22, 2011 at 54                                     1,434
        250   Put - Russell 2000 Index expiring December 18, 2010 at 700                                          235
        500   Put - S&P 500 Index expiring December 18, 2010 at 1,160                                             750
        500   Put - S&P 500 Index expiring December 18, 2010 at 1,180                                           1,108
        600   Put - S&P 500 Index expiring January 22, 2011 at 1,160                                            1,800
                                                                                                           ----------

              TOTAL PURCHASED OPTIONS (COST: $7,743)                                                       $    7,645
                                                                                                           ==========

              WRITTEN OPTIONS (0.1%)
    (5,000)   Call - MSCI EAFE Index expiring January 22, 2011 at 59                                             (152)
      (250)   Call - Russell 2000 Index expiring December 18, 2010 at 730                                        (379)
      (215)   Call - S&P 500 Index expiring December 18, 2010 at 1,210                                           (174)
      (400)   Call - S&P 500 Index expiring January 22, 2011 at 1,240                                            (408)
      (500)   Put - S&P 500 Index expiring December 18, 2010 at 1,100                                            (235)
                                                                                                           ----------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $1,909)                                            $   (1,348)
                                                                                                           ==========

---------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
NUMBER OF                                                                                   CONTRACT    APPRECIATION/
CONTRACTS                                                                  EXPIRATION         VALUE    (DEPRECIATION)
LONG/(SHORT)                                                                  DATE            (000)             (000)
---------------------------------------------------------------------------------------------------------------------
              FUTURES (1.3%)
         12   DJ Euro Stoxx 50 Index                                       12/17/2010        $   413       $      (25)
          5   FTSE 100 Index                                               12/17/2010            431              (11)
          6   Nikkei 225 Index                                             12/09/2010            298               15
        219   Russell 2000 Mini Index                                      12/17/2010         15,910               97
        150   S&P 500 E-Mini Index                                         12/17/2010          8,847             (232)
          1   Topix Index                                                  12/10/2010            103                5
                                                                                             ------------------------

              TOTAL FUTURES                                                                  $26,002       $     (151)
                                                                                             ========================

================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
              FORWARD                                                                       CONTRACT     APPRECIATION
NUMBER OF     CURRENCY                                                     SETTLEMENT         VALUE    (DEPRECIATION)
CONTRACTS     CONTRACTS                                                       DATE            (000)             (000)
---------------------------------------------------------------------------------------------------------------------
              CONTRACTS TO SELL (0.2%)
  1,665,000   Euro Currency                                                 1/12/2011        $2,161               $20
    860,000   Pound Sterling                                                1/12/2011         1,337                 -
 76,711,000   Japanese Yen                                                  1/12/2011           917                (8)
                                                                                             ------------------------

              RECEIVABLE AMOUNT ($4,427)                                                     $4,415               $12
                                                                                             ========================

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS           INPUTS         TOTAL
------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                          $  454,820            $      -           $    -    $  454,820
  Preferred Securities                            -              13,838            4,550        18,388
  Warrants                                        -                   -                -             -
  Investment Companies                      148,222                   -                -       148,222
International Equity Securities:
  Common Stocks                             273,658               1,279                -       274,937
  Preferred Securities                        6,200              17,153                -        23,353
  Investment Companies                      254,017                   -                -       254,017
Precious Metals and Minerals Securities:
  Gold                                       66,524                   -                -        66,524
  Platinum Group Metals                       6,344                   -                -         6,344
  Silver                                      9,322                   -                -         9,322
Global Real Estate Equity Securities:
  Common Stocks                              18,010                   -                -        18,010
  Investment Companies                       10,699                   -                -        10,699
  Alternative Investment Strategies          17,059                   -                -        17,059
Bonds:
  Corporate Obligations                           -             429,402                -       429,402
  Eurodollar and Yankee Obligations               -              47,332                -        47,332
  Asset-Backed Securities                         -              16,671                -        16,671
  Commercial Mortgage Securities                  -             166,677                -       166,677
  U.S. Government Agency Issues                   -                 270                -           270
  U.S. Treasury Securities                   16,124                   -                -        16,124
  Municipal Bonds                                 -               5,612                -         5,612
Money Market Instruments:
  Commercial Paper:
  Energy                                          -              16,265                -        16,265
  Materials                                       -               5,545                -         5,545
  Money Market Funds                         41,799                   -                -        41,799
  U.S. Treasury Bills                             -                 150                -           150
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Repurchase Agreements                           -              11,549                -        11,549
  Money Market Funds                            222                   -                -           222
Purchased Options                             7,645                   -                -         7,645
Futures*                                       (151)                  -                -          (151)
Forward Currency Contracts To Sell*              12                   -                -            12
------------------------------------------------------------------------------------------------------
Total                                    $1,330,526            $731,743           $4,550    $2,066,819
------------------------------------------------------------------------------------------------------

*Futures and forward currency contracts are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

52  | USAA CORNERSTONE STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
LIABILITIES               FOR IDENTICAL LIABILITIES              INPUTS           INPUTS         TOTAL
------------------------------------------------------------------------------------------------------
Written Options                             $(1,348)                 $-               $-       $(1,348)
------------------------------------------------------------------------------------------------------
Total                                       $(1,348)                 $-               $-       $(1,348)
------------------------------------------------------------------------------------------------------

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------------
                                                                                             PREFERRED
                                                                                            SECURITIES
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                                     $ 5,600
Net realized gain (loss)                                                                             -
Change in net unrealized appreciation/depreciation*                                             (1,050)
Net purchases (sales)                                                                                -
Transfers in and/or out of Level 3                                                                   -
------------------------------------------------------------------------------------------------------
Balance as of November  30, 2010                                                               $ 4,550
------------------------------------------------------------------------------------------------------

*Reported in the statement of operations in the change in net unrealized appreciation/depreciation of investments.

For the period ended November 30, 2010, common stocks with a fair value of $247,592,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At November 30, 2010, closing prices were not adjusted for these securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 33.1% of net assets at November 30, 2010.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

   NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.

   REIT     Real estate investment trust

   SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  55

================================================================================

   (INS) Principal and interest payments are insured by Ambac Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) At November 30, 2010, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

   (b) The security or a portion thereof was out on loan as of November 30, 2010.

   (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (d) Security was fair valued at November 30, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at November 30, 2010, was $3,536,000, which represented 0.2% of the Fund's net assets.

   (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2010.

   (g) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at November 30, 2010.

================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (i) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (j) Currently the issuer is in default with respect to interest and/or principal payments.

   (k) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

   (l) Rate represents the money market fund annualized seven-day yield at November 30, 2010.

   (m) Securities with a value of $150,000 are segregated as collateral for initial margin requirements on open futures contracts.

   (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $11,248) (cost of $1,817,100)                                 $2,059,313
   Purchased options, at market value (cost of $7,743)                              7,645
   Cash                                                                             4,325
   Cash denominated in foreign currencies (identified cost of $1,036)               1,034
   Receivables:
      Capital shares sold                                                           1,172
      USAA Investment Management Company (Note 6D)                                    316
      Dividends and interest                                                       11,197
      Securities sold                                                               5,167
      Other                                                                           132
   Unrealized appreciation on foreign currency contracts held, at value                12
                                                                               ----------
         Total assets                                                           2,090,313
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             11,771
      Securities purchased                                                          3,710
      Capital shares redeemed                                                       1,565
   Written options, at market value (premiums received of $1,909)                   1,348
   Variation margin on futures contracts                                              170
   Accrued management fees                                                          1,361
   Accrued transfer agent's fees                                                       38
   Other accrued expenses and payables                                                287
                                                                               ----------
         Total liabilities                                                         20,250
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,070,063
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $2,206,524
   Accumulated undistributed net investment income                                 52,734
   Accumulated net realized loss on investments, options, and
      futures transactions                                                       (431,733)
   Net unrealized appreciation of investments, options, and futures contracts     242,525
   Net unrealized appreciation of foreign currency translations                        13
                                                                               ----------
         Net assets applicable to capital shares outstanding                   $2,070,063
                                                                               ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                 92,631
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $    22.35
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $282)                          $ 11,543
   Interest                                                                     24,333
   Securities lending (net)                                                        228
                                                                              --------
         Total income                                                           36,104
                                                                              --------
EXPENSES
   Management fees                                                               7,826
   Administration and servicing fees                                             1,502
   Transfer agent's fees                                                         2,883
   Custody and accounting fees                                                     364
   Postage                                                                         153
   Shareholder reporting fees                                                       78
   Trustees' fees                                                                    5
   Registration fees                                                                23
   Professional fees                                                                72
   Other                                                                            21
                                                                              --------
         Total expenses                                                         12,927
   Expenses reimbursed                                                            (695)
                                                                              --------
         Net expenses                                                           12,232
                                                                              --------
NET INVESTMENT INCOME                                                           23,872
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
     Investments:
        Unaffiliated transactions                                               20,371
        Affiliated transactions (Note 8)                                            96
     Foreign currency transactions                                                 (29)
     Options                                                                   (20,048)
     Futures transactions                                                         (145)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                               154,459
     Foreign currency translations                                                  15
     Options                                                                       383
     Futures contracts                                                              44
                                                                              --------
        Net realized and unrealized gain                                       155,146
                                                                              --------
  Increase in net assets resulting from operations                            $179,018
                                                                              ========

See accompanying notes to financial statements.

================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2010 (unaudited), and year ended
May 31, 2010

-------------------------------------------------------------------------------------------------
                                                                      11/30/2010        5/31/2010
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $   23,872       $   60,526
   Net realized gain on investments                                       20,467          154,658
   Net realized loss on foreign currency transactions                        (29)            (197)
   Net realized loss on options                                          (20,048)         (17,969)
   Net realized gain (loss) on futures transactions                         (145)             824
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        154,459          160,416
      Foreign currency translations                                           15             (205)
      Options                                                                383             (620)
      Futures contracts                                                       44             (575)
                                                                      ---------------------------
      Increase in net assets resulting from operations                   179,018          356,858
                                                                      ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       -          (57,537)
                                                                      ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             126,909          274,468
   Reinvested dividends                                                        -           56,774
   Cost of shares redeemed                                              (160,017)        (310,364)
                                                                      ---------------------------
      Increase (decrease) in net assets from capital
         share transactions                                              (33,108)          20,878
                                                                      ---------------------------
   Net increase in net assets                                            145,910          320,199
NET ASSETS
   Beginning of period                                                 1,924,153        1,603,954
                                                                      ---------------------------
   End of period                                                      $2,070,063       $1,924,153
                                                                      ===========================
Accumulated undistributed net investment income:
   End of period                                                      $   52,734       $   28,862
                                                                      ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             5,922           13,623
   Shares issued for dividends reinvested                                      -            2,771
   Shares redeemed                                                        (7,486)         (15,378)
                                                                      ---------------------------
      Increase (decrease) in shares outstanding                           (1,564)           1,016
                                                                      ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  61

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the

================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================

        NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

        the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   8.   Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

   10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these

================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================

        securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note 1A5; foreign common stock valued using quoted prices in active markets for similar assets; commercial paper valued at amortized cost; and repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs at the November 30, 2010, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset

================================================================================

66  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future

================================================================================

68  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2010*
   (IN THOUSANDS)

                                       ASSET DERIVATIVES               LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                                STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED       ASSETS AND                        ASSETS AND
FOR AS HEDGING                  LIABILITIES                       LIABILITIES
INSTRUMENTS                     LOCATION             FAIR VALUE   LOCATION             FAIR VALUE
--------------------------------------------------------------------------------------------------
Equity contracts                Purchased             $7,494**    Written options        $1,348
                                options; Net
                                unrealized
                                appreciation of
                                investments,
                                options, and
                                futures contracts
--------------------------------------------------------------------------------------------------
Foreign exchange contracts      Unrealized              12**      Unrealized                  -
                                appreciation of                   depreciation
                                foreign currency                  of foreign currency
                                translations                      translations
--------------------------------------------------------------------------------------------------
Total                                                 $7,506                             $1,348
--------------------------------------------------------------------------------------------------

 *For open derivative instruments as of November 30, 2010, see the portfolio of investments, which is also indicative of activity for the period-ended November 30, 2010.

**Includes cumulative appreciation (depreciation) of futures and forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF
   OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2010
   (IN THOUSANDS)

DERIVATIVES                                                                   CHANGE IN UNREALIZED
NOT ACCOUNTED                  STATEMENT OF                                   APPRECIATION
FOR AS HEDGING                 OPERATIONS               REALIZED GAIN (LOSS)  (DEPRECIATION)
INSTRUMENTS                    LOCATION                 ON DERIVATIVES        ON DERIVATIVES
--------------------------------------------------------------------------------------------------
Equity                         Net realized             $(20,193)                   $427
contracts                      gain (loss) on
                               options and futures
                               transactions/Change
                               in net unrealized
                               appreciation/
                               depreciation of options
                               and futures contracts
--------------------------------------------------------------------------------------------------
Foreign                        Net realized gain               -                     (29)
exchange                       (loss) on foreign
contracts                      currency transactions/
                               Change in net
                               unrealized
                               appreciation/
                               depreciation of foreign
                               currency translations
--------------------------------------------------------------------------------------------------
Total                                                   $(20,193)                   $398
--------------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

70  | USAA CORNERSTONE STRATEGY FUND

================================================================================

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

   year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended November 30, 2010, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under

================================================================================

72  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended November 30, 2010, the Fund paid CAPCO facility fees of $4,000, which represents 4.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2010.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2011, in accordance with applicable tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2010, the Fund had capital loss carryovers of $425,404,000, for federal income tax purposes. If not offset by subsequent capital gains, the capial loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

          CAPITAL LOSS CARRYOVERS
------------------------------------------
 EXPIRES                         BALANCE
---------                     ------------
  2017                        $ 35,551,000
  2018                         389,853,000
                              ------------
                    Total     $425,404,000
                              ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended November 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of November 30, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2010, were $1,305,066,000 and $1,404,194,000, respectively.

================================================================================

74  | USAA CORNERSTONE STRATEGY FUND

================================================================================

As of November 30, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2010, were $290,145,000 and $48,030,000, respectively, resulting in net unrealized appreciation of $242,115,000.

For the six-month period ended November 30, 2010 transactions in written call and put options* were as follows:

                                                                                  PREMIUMS
                                                            NUMBER OF             RECEIVED
                                                            CONTRACTS              (000's)
                                                            ------------------------------
Outstanding at May 31, 2010                                   1,024                $ 1,102
Options written                                              62,569                 11,186
Options terminated in closing purchase transactions         (49,606)                (7,394)
Options expired                                              (7,622)                (2,985)
                                                            ------------------------------
Outstanding at November 30, 2010                              6,365                $ 1,909
                                                            ==============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended November 30, 2010, the Fund received securities-lending income of $228,000, which is net of the 20% income retained by ClearLend. As of November 30, 2010, the Fund loaned securities having a fair market value of approximately $11,248,000 and received cash collateral of $11,771,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued

================================================================================

76  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the six-month period ended November 30, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $7,826,000, which included a 0.03% performance adjustment of $314,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch), Credit Suisse Asset Management, LLC (Credit Suisse), Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), and Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager), Credit Suisse directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. stocks (as allocated from time to time by the Manager), Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager), and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $255,000.

   The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average net assets that Credit Suisse manages. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $271,000.

   The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global

================================================================================

78  | USAA CORNERSTONE STRATEGY FUND

================================================================================

   Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $180,000.

   The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees, paid or payable to QMA, of $192,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,502,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2010, the Fund reimbursed the Manager $32,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2011, to limit the annual expenses of the Fund to 1.28% of its average annual net assets, excluding extraordinary expenses and before

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2010, the Fund's expense limitation was 1.19% of average annual net assets. For the six-month period ended November 30, 2010, the Fund incurred reimbursable expenses of $695,000, of which $316,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended November 30, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,883,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed

================================================================================

80  | USAA CORNERSTONE STRATEGY FUND

================================================================================

between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                  COST TO        GAIN (LOSS) TO
     SELLER               PURCHASER              PURCHASER            SELLER
-------------------------------------------------------------------------------
USAA Cornerstone    USAA Intermediate-Term
  Strategy Fund       Bond Fund                 $3,520,000           $96,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                               NOVEMBER 30,                     YEAR ENDED MAY 31,
                             --------------------------------------------------------------------------------
                                   2010           2010         2009         2008          2007           2006
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    20.43     $    17.21   $    24.17   $    28.51    $    26.50     $    26.53
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .26            .65          .57          .46           .40            .56
  Net realized and
    unrealized gain (loss)         1.66           3.19        (7.02)       (1.16)         4.38           1.68
                             --------------------------------------------------------------------------------
Total from investment
  operations                       1.92           3.84        (6.45)        (.70)         4.78           2.24
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -           (.62)        (.51)        (.44)         (.53)          (.22)
  Realized capital gains              -              -            -        (3.20)        (2.24)         (2.05)
                             --------------------------------------------------------------------------------
Total distributions                   -           (.62)        (.51)       (3.64)        (2.77)         (2.27)
                             --------------------------------------------------------------------------------
Net asset value at end
  of period                  $    22.35     $    20.43   $    17.21   $    24.17    $    28.51     $    26.50
                             ================================================================================
Total return (%)*                  9.40          22.31       (26.39)       (2.79)        18.82(a)        8.67
Net assets at end
  of period (000)            $2,070,063     $1,924,153   $1,603,954   $2,243,804    $2,193,361     $1,712,123
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.22(c)        1.19         1.19         1.19          1.19(a)        1.17
  Expenses, excluding
    reimbursements (%)(b)          1.29(c)        1.31         1.37         1.21          1.19(a)        1.17
  Net investment
    income (%)                     2.38(c)        3.23         3.23         2.06          1.68           2.01
Portfolio turnover (%)               69            151          162          175(d)        127            151

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended November 30, 2010, average net assets were $1,998,581,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)      (.00%)(+)    (.00%)(+)    (.00%)(+)     (.00%)(+)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

82  | USAA CORNERSTONE STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2010, through November 30, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  83

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                            EXPENSES PAID
                                    BEGINNING             ENDING            DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE         JUNE 1, 2010 -
                                   JUNE 1, 2010     NOVEMBER 30, 2010     NOVEMBER 30, 2010
                                  ---------------------------------------------------------
Actual                              $1,000.00           $1,094.00**             $6.40**

Hypothetical
  (5% return before expenses)        1,000.00            1,018.95**              6.17**

* Expenses are equal to the Fund's annualized expense ratio of 1.22%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 9.40% for the six-month period of June 1, 2010, through November 30, 2010.

** The Fund's annualized expense ratio of 1.22% above reflects a change effective October 1, 2010, in the rate of the Manager's voluntary expense limitation for the Fund from 1.19% to 1.28% of the Fund's average annual net assets. Had the expense limitation of 1.28% been in effect for the entire six-month period of June 1, 2010, through November 30, 2010, the values in the table above would be as shown below.

                                                                            EXPENSES PAID
                                    BEGINNING             ENDING            DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE         JUNE 1, 2010 -
                                   JUNE 1, 2010     NOVEMBER 30, 2010     NOVEMBER 30, 2010
                                  ---------------------------------------------------------
Actual                              $1,000.00           $1,093.40               $6.72

Hypothetical
  (5% return before expenses)        1,000.00            1,018.65                6.48

================================================================================

84  | USAA CORNERSTONE STRATEGY FUND

================================================================================

TRUSTEES                         Christopher W. Claus
                                 Barbara B. Dreeben
                                 Robert L. Mason, Ph.D.
                                 Barbara B. Ostdiek, Ph.D.
                                 Michael F. Reimherr
                                 Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                   USAA Investment Management Company
INVESTMENT ADVISER,              P.O. Box 659453
UNDERWRITER, AND                 San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                   USAA Shareholder Account Services
                                 9800 Fredericksburg Road
                                 San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                    State Street Bank and Trust Company
ACCOUNTING AGENT                 P.O. Box 1713
                                 Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                      Ernst & Young LLP
REGISTERED PUBLIC                100 West Houston St., Suite 1800
ACCOUNTING FIRM                  San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                      Under "Products & Services"
SELF-SERVICE 24/7                click "Investments," then
AT USAA.COM                      "Mutual Funds"

OR CALL                          Under "My Accounts" go to
(800) 531-USAA                   "Investments." View account balances,
        (8722)                   or click "I want to...," and select
                                 the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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                                                                  Paper

================================================================================

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   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2010

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    01/26/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    01/26/2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    01/26/2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.